                        NORDSTROM NATIONAL CREDIT BANK

                           Transferor and Servicer



                                     and



                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                                    Trustee

                      on behalf of the Certificateholders

                     of Nordstrom Credit Card Master Trust




                    MASTER POOLING AND SERVICING AGREEMENT

                         Dated as of August 14, 1996

TABLE OF CONTENTS

                                                              PAGE
ARTICLE I  DEFINITIONS

Section 1.1  Definitions                                         1
Section 1.2  Other Definitional Provisions                      23


ARTICLE II  APPOINTMENT OF TRUSTEE;
            CONVEYANCE OF RECEIVABLES;
            ISSUANCE OF CERTIFICATES

Section 2.1  Appointment of Trustee; Conveyance
             of Receivables                                     24
Section 2.2  Acceptance by Trustee                              27
Section 2.3  Representations and Warranties                     28
Section 2.4  Representations and Warranties of the
             Transferor Relating to the Agreement and
             any Supplement and the Receivables                 31
Section 2.5  Covenants of the Transferor                        40
Section 2.6  Addition of Accounts                               43
Section 2.7  Removal of Accounts                                48

ARTICLE III  ADMINISTRATION AND SERVICING
             OF RECEIVABLES

Section 3.1  Acceptance of Appointment and
             Other Matters Relating to the
             Servicer                                           50
Section 3.2  Servicing Compensation                             52
Section 3.3  Representations, Warranties and Covenants
             of the Servicer                                    53
Section 3.4  Reports and Records for the Trustee                57
Section 3.5  Annual Servicer's Certificate                      59
Section 3.6  Annual Independent Public Accountants'
             Servicing Report                                   60
Section 3.7  Tax Treatment                                      60
Section 3.8  Adjustments                                        61
Section 3.9  Notices to the Transferor                          62

ARTICLE IV  RIGHTS OF CERTIFICATEHOLDERS AND
            ALLOCATION AND APPLICATION OF COLLECTIONS
                                                              PAGE

Section 4.1  Establishment of Collection Account
             and Excess Funding Account and Allocation
             of Collections                                     64


ARTICLE V  (Reserved)                                           71


ARTICLE VI  THE CERTIFICATES

Section 6.1  The Certificates                                   72
Section 6.2  Authentication of Certificates                     73
Section 6.3  Registration of Transfer and Ex-
             change of Certificates                             73
Section 6.4  Mutilated, Destroyed, Lost or
             Stolen Certificates                                78
Section 6.5  Persons Deemed Owners                              79
Section 6.6  Appointment of Paying Agent                        80
Section 6.7  Access to List of Certificate-
             holders' Names and Addresses                       81
Section 6.8  Authenticating Agent                               82
Section 6.9  Tender of Exchangeable Transfer-
             or Certificate                                     84
Section 6.10  Global Certificate; Euro-Certif-
              icate Exchange Date                               87
Section 6.11  Book-Entry Certificates                           89
Section 6.12  Notices to Clearing Agency                        90
Section 6.13  Definitive Certificates                           91
Section 6.14  Meetings of Certificateholders                    91


ARTICLE VII  OTHER MATTERS RELATING TO THE
             TRANSFEROR

Section 7.1  Liability of the Transferor                        96
Section 7.2  Merger or Consolidation of, or
             Assumption of the Obligations
             of, the Transferor                                 96
Section 7.3  Limitation on Liability of the
             Transferor                                         97
Section 7.4  Liabilities                                        98

ARTICLE VIII  OTHER MATTERS RELATING TO THE
              SERVICER
                                                              PAGE

Section 8.1  Liability of the Servicer                          99
Section 8.2  Merger or Consolidation of, or
             Assumption of the Obligations
             of, the Servicer                                   99
Section 8.3  Limitation on Liability of the
             Servicer and Others                               100
Section 8.4  Indemnification of the Trust and
             the Trustee                                       101
Section 8.5  The Servicer Not to Resign                        101
Section 8.6  Access to Certain Documentation
             and Information Regarding the
             Receivables                                       102
Section 8.7  Delegation of Duties                              102
Section 8.8  Examination of Records                            103


ARTICLE IX  EARLY AMORTIZATION EVENTS

Section 9.1  Early Amortization Events                         104
Section 9.2  Additional Rights Upon the Oc-
             currence of Certain Events                        105


ARTICLE X  SERVICER DEFAULTS

Section 10.1  Servicer Defaults                                109
Section 10.2  Trustee to Act; Appointment of
              Successor                                        112
Section 10.3  Notification to Certificateholders               115
Section 10.4  Waiver of Past Defaults                          115


ARTICLE XI  THE TRUSTEE

Section 11.1  Duties of Trustee                                117
Section 11.2  Certain Matters Affecting the
              Trustee                                          119
Section 11.3  Trustee Not Liable for Recitals
              in Certificates                                  122
Section 11.4  Trustee May Own Certificates                     123
Section 11.5  The Servicer to Pay Trustee's
              Fees and Expenses                                123
Section 11.6  Eligibility Requirements for
              Trustee                                          124

                                                              PAGE

Section 11.7  Resignation or Removal of Trustee                124
Section 11.8  Successor Trustee                                125
Section 11.9  Merger or Consolidation of
              Trustee                                          126
Section 11.10  Appointment of Co-Trustee or
               Separate Trustee                                126
Section 11.11  Tax Returns and Compliance                      128
Section 11.12  Trustee May Enforce Claims With-
               out Possession of Certificates.                 129
Section 11.13  Suits for Enforcement                           129
Section 11.14  Rights of Certificateholders to
               Direct Trustee                                  129
Section 11.15  Representations and Warranties
               of Trustee                                      130
Section 11.16  Maintenance of Office or Agency                 130


ARTICLE XII  TERMINATION

Section 12.1  Termination of Trust                             132
Section 12.2  Optional Purchase; Final Termi-
              nation Date of Investor Certifi-
              cates of any Series                              133
Section 12.3  Final Payment with Respect to
              any Series                                       134
Section 12.4  Transferor's Termination Rights                  136


ARTICLE XIII  MISCELLANEOUS PROVISIONS

Section 13.1  Amendment                                        137
Section 13.2  Protection of Right, Title and
              Interest to Trust                                140
Section 13.3  Limitation on Rights of Certifi-
              cateholders                                      141
Section 13.4  Governing Law                                    142
Section 13.5  Notices                                          142
Section 13.6  Severability of Provisions                       144
Section 13.7  Assignment                                       144
Section 13.8  Certificates Nonassessable and
              Fully Paid                                       144
Section 13.9  Further Assurances                               144
Section 13.10  No Waiver; Cumulative Remedies                  144
Section 13.11  Counterparts                                    145
Section 13.12  Third-Party Beneficiaries                       145
Section 13.13  Actions by Certificateholders                   145
Section 13.14  Merger and Integration                          145
Section 13.15  Headings                                        146

                                                              PAGE

Section 13.16  Certificates and Opinions of
               Counsel                                         146
Section 13.17  Nonpetition Covenant                            147


EXHIBITS

Exhibit A:  Form of Exchangeable Transferor Cer-
            tificate
Exhibit B:  Form of Assignment of Receivables in
            Supplemental Accounts
Exhibit C:  Form of Reassignment of Receivables
Exhibit D:  Form of Series Closing Date Report
Exhibit E:  Form of Monthly Servicer's Certifi-
            cate
Exhibit F:  Form of Annual Servicer's Certificate
Exhibit G:  Form of Opinion of Counsel with Re-
            spect to the Pooling and Servicing
            Agreement and Supplemental Accounts
Exhibit H:  Form of Annual Opinion of Counsel
Exhibit I:  Account Agreements
Exhibit J:  Form of Depository Agreement (Letter
            of Representations)


SCHEDULES

Schedule 1  List of Accounts

MASTER POOLING AND SERVICING AGREEMENT, dated as of August 14, 1996, between NORDSTROM NATIONAL CREDIT
BANK, a national banking association, as Transferor and Servicer, and NORWEST BANK COLORADO, NATIONAL ASSOCIA-
TION, a national banking association, as Trustee.

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party and for the benefit of the Certificateholders and any Enhancement Provider:


ARTICLE I

DEFINITIONS

Section 1.1  Definitions.  Whenever used in this
Agreement, the following words and phrases shall have the following meanings:

Account shall mean each Initial Account, each Automatic Additional Account and each Supplemental Ac-count, but shall exclude any Account all the Receivables in which are either reassigned or assigned to the Trans-feror or its designee or the Servicer in accordance with the terms of this Agreement. The term "Account" shall include each Transferred Account. The term "Account" shall be deemed to refer to an Automatic Additional
Account or a Supplemental Account only from and after the Addition Date with respect thereto, and the term "Ac-count" shall be deemed to refer to any Removed Account only prior to the Removal Date with respect thereto.

Account Agreements shall mean the agreements substantially in the forms attached as Exhibit I, as such agreements may be amended from time to time.

Account Guidelines shall mean the policies and procedures of the Transferor relating to the opera-tion of its consumer revolving credit card business, in-cluding, without limitation, the policies and procedures for determining the creditworthiness of customers, the extension of credit to customers and relating to the maintenance of consumer revolving credit card accounts and the collection of receivables, as such policies and procedures may be amended from time to time.

Accumulation Period with respect to any
Series, shall have the meaning specified in the related
Supplement.

Addition Cut Off Date shall mean with respect to any Supplemental Account the last day of the Due
Period preceding the Addition Date.

Addition Date shall mean (i) with respect to Supplemental Accounts, the date on which Supplemental Ac-counts will be included as Accounts pursuant to Section
2.6 and (ii) with respect to Automatic Additional Ac-counts, the date on which such accounts are created.

Additional Account shall mean an Automatic
Additional Account or a Supplemental Account.

Adjustment Payment shall have the meaning specified in Section 3.8(a).

Affiliate of any Person shall mean any other
Person directly or indirectly controlling, controlled by or under common control with such Person.

Aggregate Invested Amount shall mean with respect to any date of determination the sum of the Invested Amounts with respect to all Series of Investor
Certificates then outstanding.

Aggregate Invested Percentage shall mean with respect to any date of determination the sum of the applicable Invested Percentages with respect to all Series of Investor Certificates then outstanding.

Aggregate Principal Receivables shall mean, for any date of determination, the aggregate amount of Principal Receivables at the end of such day.

Agreement shall mean this Master Pooling and Servicing Agreement and all amendments hereof and supple-ments hereto including any Supplement.

Amortization Period shall mean, with respect to any Series, the period following the Revolving Period which shall be the Accumulation Period, Controlled Amor-tization Period, Early Amortization Period or Rapid
Amortization Period (each as defined in any related
Supplement).

Applicants shall have the meaning specified in Section 6.7.

Appointment Day shall have the meaning speci-fied in Section 9.2(a).

Assignment shall have the meaning specified in Section 2.6(c)(ii).

Authorized Newspaper shall mean one or more newspapers of general circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holi-days.

Automatic Addition Suspension Date shall mean the Business Day specified as such in Section 2.6(d).

Automatic Addition Termination Date shall mean the Business Day specified as such by the Transferor pursuant to Section 2.6(d) as of which new VISA and MasterCard accounts originated or acquired by the Trans-feror shall cease to become Automatic Additional Ac-counts.

Automatic Additional Account shall mean each VISA or MasterCard account originated or acquired by the Transferor (i) after the Cut Off Date and prior to the earlier of the Automatic Addition Termination Date or an Automatic Addition Suspension Date and (ii) following an
Automatic Addition Suspension Date and after a Restart
Date and prior to a subsequent Automatic Addition Suspen-sion Date or any Automatic Addition Termination Date.

Bearer Certificates shall mean any certifi-cates issued in bearer form.

Bearer Rules shall mean the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulations thereunder including, to the extent applica-ble to any Series, proposed or temporary regulations.

Book-Entry Certificates shall mean beneficial interests in the Investor Certificates, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section
6.11; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Owners, such Definitive Certificates shall replace Book-Entry Certificates.

Business Day shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in Denver, Colorado, New York, New York (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed.

CEDEL shall mean Cedel Bank soci_t_ anonyme or any successor thereto.

Certificate shall mean one of any Series of the Investor Certificates or the Exchangeable Transferor
Certificate.

Certificateholder or "Holder" shall mean in respect of any Certificate, in the case of a Registered
Certificate, the Person in whose name the Registered Cer-tificate is registered in the Certificate Register and, in the case of a Bearer Certificate or any Coupon, the bearer thereof.

Certificate Interest shall mean interest payable with respect to the Investor Certificates of a Series, as specified in the related Supplement.

Certificate Owner shall mean, with respect to a Book-Entry Certificate, the Person who is the benefi-cial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency
(directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal shall mean principal payable with respect to the Investor Certificates of a Series, as specified in the related Supplement.

Certificate Rate shall mean, with respect to any Series of Investor Certificates (or, for any Series with more than one class, for each class of such Series), the percentage (or formula on the basis of which such rate shall be determined) stated in the related Supple-ment; provided that, unless otherwise provided in the applicable Supplement, in each case such rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Certificate Register shall mean the register maintained pursuant to Section 6.3, providing for the registration of the applicable Certificates and transfers and exchanges thereof.

Clearing Agency shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, or any successor provision thereto.

Clearing Agency Participant shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date shall mean, with respect to any Series, the date of issuance of the Certificates of such Series, as specified in the related Supplement.

Collection Account shall have the meaning specified in Section 4.1(a).

Collections shall mean all payments (includ-ing Recoveries) received by the Servicer with respect to the Receivables, in the form of cash, checks, wire trans-fers, ATM transfers or other form of payment in accor-dance with the related Account Agreement in effect from time to time on any Receivable. Collections with respect to any Due Period shall include (i) the amount (if any) deposited by the Transferor into the Collection Account pursuant to Section 2.8 and (ii) the amount of Inter-change (if any) allocable to any Series pursuant to any Supplement with respect to such Due Period (to the extent received by the Trust).

Common Depositary shall mean the Person ap-pointed as such as specified in the related Supplement, in its capacity as common depositary for the respective accounts of a Foreign Clearing Agency.

Controlled Amortization Period with respect to any Series, shall have the meaning specified in the related Supplement.

Corporate Trust Office shall mean the princi-pal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this Agreement is located at 1740 Broadway, Denver, Colorado 80274-8693,
Attention: Corporate Trust and Escrow Services.

Coupons shall have the meaning specified in
Section 6.1.

Cut Off Date shall mean, for each Account, the close of business on July 31, 1996.

Date of Processing shall mean, with respect to any transaction, the second Business Day after such transaction is first recorded on the Servicer's computer master file of consumer revolving credit card accounts
(without regard to the effective date of such recorda-tion).

Default Amount shall mean, for any Due Peri-od, the amount of the Principal Receivables in all Ac-counts which became Defaulted Accounts during such Due
Period at the time such Accounts became Defaulted Ac-counts, plus any Receivables created in such Due Period on Defaulted Accounts, minus Recoveries, if any, received in such Due Period.

Defaulted Account shall mean each Account with respect to which, in accordance with the Account
Guidelines pursuant to which such Account is governed or the customary and usual servicing procedures of the Servicer for servicing consumer revolving credit card re-ceivables comparable to the Receivables, the Servicer has charged off the Receivables in such Account as uncollect-ible; in any event, an Account shall be deemed a Default-ed Account no later than when such Account becomes 150 days delinquent on a contractual basis. Notwithstanding any other provision hereof, any Receivables in a Default-ed Account which are Ineligible Receivables shall be treated as Ineligible Receivables rather than Receivables in Defaulted Accounts.

Definitive Certificates shall have the mean-ing specified in Section 6.11.

Definitive Euro-Certificates shall have the meaning specified in Section 6.10(a).

Depository Agreement shall mean the agreement among the Transferor, the Trustee and the initial Clear-ing Agency, in the form attached hereto as Exhibit J, or as otherwise provided in the related Supplement.

Determination Date shall mean the fifth
Business Day prior to each Distribution Date.

Dissolution Event shall have the meaning specified in Section 9.2(a).

Distribution Date shall mean, unless other-wise specified in the applicable Supplement, the twenti-eth day of each calendar month, or, if such twentieth day is not a Business Day, the next succeeding Business Day.

Due Period shall mean, unless otherwise
provided in a Supplement, with respect to a Distribution
Date for each Account, the period from and including the first day of a calendar month and ending at the close of business on the last day of such calendar month.

Early Amortization Event shall have, with respect to each Series, the meaning specified in Section
9.1.

Early Amortization Period with respect to any Series, shall have the meaning specified in the related
Supplement.

Eligible Account shall mean each Account which, as of the Selection Date (or, with respect to Additional Accounts, as of the relevant Addition Date)
(i) is an Account and was in existence and owned by the Transferor at the close of business on the Selection Date or the Addition Date, as applicable, (ii) is payable in

United States dollars, (iii) the credit card or cards related to which have not been reported lost or stolen or designated fraudulent, (iv) has not been identified by the Transferor in its computer files as having been cancelled due to the Obligor's bankruptcy or insolvency,
(v) the receivables in which have not been written off as uncollectible prior to the Selection Date or the Addition
Date, as applicable, in accordance with the Account
Guidelines, (vi) the receivables in which have not been assigned, pledged or sold (other than pursuant to this Agreement or any Receivables Purchase Agreement), (vii) the Obligor of which has provided, as its most recent billing address, an address in the United States or its territories or possessions or Canada and (viii) is not an account with respect to which the Transferor or any Affiliate of the Transferor is the Obligor.

Eligible Institution shall mean a (i) deposi-tary institution, which may include the Trustee, orga-nized under the laws of the United States or any one of the States thereof including the District of Columbia, the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt rating of at least P-1 and A-1+ from Moody's and Standard & Poor's, respectively, or (ii) a depository institution, which may include the Trustee, which is acceptable to each Rating
Agency assigning a rating for any class of Investor
Certificates of any then outstanding Series.

Eligible Investments shall mean, unless
otherwise specified in the Supplement with respect to any Series, (a) negotiable instruments or securities repre-sented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaran-teed by the United States of America; (ii) time deposits in, or bankers acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch or agency of any foreign bank) and subject to supervision and examination by Federal or state banking or depositary institution authorities;
provided, however, that at the time of the Trust's in-vestment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody's and Standard &
Poor's of P-1 and A-1+, respectively, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody's and AAA by Standard &
Poor's in the case of long-term unsecured debt obliga-tions; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard &
Poor's of P-1 and A-1+, respectively; (iv) investments in money market funds rated in the highest investment cate-gory (in case of Standard & Poor's, such rating category being AAAm or AAAm-G) or otherwise approved in writing by the applicable Rating Agencies, (b) demand deposits in the name of the Trust or the Trustee on behalf of the Trust in any depositary institution or trust company referred to in (a)(ii) above, (c) commercial paper (hav-ing original or remaining maturities of no more than 270 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, (d) Eurodollar time deposits having a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, (e) repurchase agreements involv-ing any of the Eligible Investments described in clauses
(a)(i), (a)(iii) and (d) hereof so long as the other party to the repurchase agreement has at the time of the Trust's investment therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, and (f) any other investment if the applicable Rating Agency con-firms in writing that such investment will not adversely affect its then current rating of the Investor Certifi-cates.

Eligible Receivable shall mean each Receiv-able:
  (i)   which has arisen under an
Eligible Account;

  (ii)   which was created in com-
pliance with all applicable requirements of law and pursuant to an agreement which complies with all applicable requirements of law in either case the failure to comply with which would have a material adverse effect upon Cer-tificateholders;

  (iii)   with respect to which all
material consents, licenses, approvals or au-thorizations of, or registrations with, any Governmental Authority required to be obtained or given by the Transferor in connection with the creation of such Receivable or the execu-tion, delivery and performance by the Transfer-or of the related agreement have been duly ob-tained or given and are in full force and ef-fect as of such date of creation;

  (iv)   as to which at the time of
the transfer of such Receivable to the Trust, the Trust will have good and marketable title, free and clear of all liens, encumbrances, charges and security interests (except those permitted by subsection 2.5(b));

  (v)   which has been the subject
of either a valid transfer and assignment from the Transferor to the Trust of all of the Transferor's right, title and interest therein or the grant of a first priority perfected security interest therein (and in the proceeds thereof to the extent set forth in Section 9-
306 of the UCC as in effect in the Relevant UCC
State), effective until the termination of the Trust;

  (vi)   which will at all times be
the legal, valid and binding payment obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applica-ble bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or here-after in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general prin-ciples of equity (whether considered in a suit at law or in equity);

  (vii)   which constitutes either
an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the Relevant UCC State;

  (viii)   which, at the time of
its transfer to the Trust, has not been waived or modified except as permitted hereunder;

  (ix)   which is not subject to
any setoff, right of rescission, counterclaim or other defense (including the defense of usury), other than defenses arising out of applicable bankruptcy, insolvency, reorganiza-tion, moratorium or other similar laws affect-ing the enforcement of creditors' rights in general;

  (x)   as to which the Transferor
has satisfied all obligations to be fulfilled at the time it is transferred to the Trust; and

  (xi)   as to which the Transferor
has done nothing, at the time of its transfer to the Trust, to impair the rights of the Trust or Certificateholders therein.

Eligible Servicer shall mean Nordstrom Na-tional Credit Bank, Nordstrom Credit, Inc., the Trustee or any entity which, at the time of its appointment as Servicer, (i) is an established financial institution having capital or net worth of not less than $50,000,000,
(ii) is servicing a portfolio of consumer revolving credit card accounts, (iii) is legally qualified and has the capacity to service the Accounts, (iv) has demon-strated the ability to professionally service a portfolio of similar accounts in accordance with standards of skill and care customary in the industry and (v) is qualified to use the software that is then currently being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

Enhancement shall mean, with respect to any Series or class of Certificates within a Series, any letter of credit, guaranteed rate agreement, maturity guaranty facility, liquidity facility, cash collateral account, cash collateral guaranty, surety bond, insurance policy, tax protection agreement, interest rate swap, interest rate cap, spread account, reserve account or other contract, agreement or arrangement (including the subordination of a Series or class to another Series or class) for the benefit of Certificateholders of such Series or class, as specified in the related Supplement.

Enhancement Invested Amount shall have, with respect to each Series, the meaning specified in the related Supplement.

Enhancement Provider shall mean, with respect to any Series, that Person designated as such in the related Supplement.

Euro-Certificate Exchange Date shall mean, with respect to any Series, the date specified in the related Supplement.

Euroclear Operator shall mean Morgan Guaranty
Trust Company of New York, Brussels office as operator of the Euroclear System or any successor thereto.

Excess Funding Account shall have the meaning specified in Section 4.1(c).

Excess Principal Collections shall mean, with respect to a Distribution Date, the aggregate amount for all outstanding Series of Collections of Principal Re-ceivables which the related Supplements specify are to be treated as "Excess Principal Collections" for such Dis-tribution Date.

Exchange shall mean the procedure described under Section 6.9.

Exchangeable Transferor Certificate shall mean the certificate executed by the Transferor and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.9 for one or more Series of Investor Certificates and a reissued Exchangeable Transferor Certificate; provided, that at any time there shall be only one Exchangeable
Transferor Certificate.

Exchange Date shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

Exchange Notice shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

Excluded Receivables Balance shall mean, with respect to any date of determination, the amount, if any, by which the aggregate amount of Eligible Receivables which are Principal Receivables on which the Obligor has provided, as its most recent address, an address located in Canada exceeds 0.5% of the aggregate outstanding balance of all Eligible Receivables which are Principal
Receivables.

FDIC shall mean the Federal Deposit Insurance
Corporation, or any successor thereto.

Final Termination Date shall have the meaning specified in subsection 12.1(a).

Finance Charge Receivables shall mean Receiv-ables created in respect of Periodic Finance Charges, cash advance fees, annual cardholder fees, credit insur-ance premiums, late fees, overlimit fees, return check fees and all other fees and charges on the Accounts. Fi-nance Charge Receivables with respect to any Due Period shall include the amount of Interchange (if any) alloca-ble to any Series pursuant to any Supplement with respect to such Due Period (to the extent received by the Trust).

Fixed/Floating Allocation Percentage shall have, with respect to each Series, the meaning specified in the related Supplement.

Floating Allocation Percentage shall have, with respect to each Series, the meaning specified in the related Supplement.

Foreign Clearing Agency shall mean with
respect to any Series, CEDEL or the Euroclear Operator or any other established clearing agency for securities outside the United States designated in the related
Supplement.

Funding Period shall have the meaning speci-fied in Section 4.1(f).

Global Certificate shall have the meaning specified in subsection 6.10(a).

Governmental Authority shall mean the United
States of America, any state or other political subdivi-sion thereof and any United States entity exercising executive, legislative, judicial, regulatory or adminis-trative functions of or pertaining to government.

Ineligible Receivable shall have the meaning specified in subsection 2.4(d)(iii).

Initial Account shall mean each VISA or
MasterCard account or other revolving consumer credit card account of the Transferor or which was acquired by the Transferor and chosen from all Eligible Accounts of the Transferor, which Account is identified as of the Cut
Off Date in the computer file or microfiche list deliv-ered to the Trustee by the Transferor pursuant to Section
2.1.

Initial Closing Date shall mean August 14,
1996.

Initial Invested Amount shall mean, with respect to any Series, the amount stated in the related
Supplement.

Interchange shall mean interchange fees
payable to the Transferor, in its capacity as credit card issuer, through VISA USA, Inc. and MasterCard Interna-tional Incorporated, including any interchange fees pay-able directly by an Affiliate of the Transferor to the Transferor, in its capacity as credit card issuer.

Internal Revenue Code shall mean the Internal
Revenue Code of 1986, as amended from time to time.

Invested Amount shall mean, with respect to each Series, the meaning specified in the related Supple-ment.

Invested Percentage shall have, with respect to each Series, the meaning specified in the related
Supplement.

Investor Certificate shall mean any one of the certificates executed by the Transferor and authenti-cated by the Trustee substantially in the form attached to the applicable Supplement.

Investor Certificateholder shall mean the holder of record of an Investor Certificate.

Investor Charge Offs shall have, with respect to each Series, the meaning specified in the related
Supplement.

Investor Default Amount shall mean, with respect to each Series for any Due Period, an amount equal to the product of (a) the Default Amount and (b) the related Floating Allocation Percentage for such Due
Period.

Investor Monthly Servicing Fee shall have, with respect to each Series, the meaning specified in
Section 3.2.

Lien shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code
(other than any such financing statement filed for infor-mational purposes only) or comparable law of any juris-diction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 7.2 shall not be deemed to constitute a Lien.

Manager shall mean the managing underwriter of any Series.

Minimum Aggregate Principal Receivables shall mean, as of any date of determination, the sum of the numerators used at such date to calculate the Invested
Percentages with respect to Collections of Principal
Receivables for all Series outstanding on such date, less the amount on deposit in the Excess Funding Account.

Minimum Transferor Amount shall mean, as of any date of determination, the product of (i) the sum of
(a) the Aggregate Principal Receivables and (b) the amounts on deposit in the Excess Funding Account or any principal funding account and (ii) the Minimum Transferor
Interest Percentage.

Minimum Transferor Interest Percentage shall mean, as of any date of determination, the highest per-centage specified as the "Minimum Transferor Interest
Percentage" in any Supplement for any outstanding Series.

Monthly Servicing Fee shall have the meaning specified in Section 3.2.

Moody's shall mean Moody's Investors Service,
Inc.

1940 Act shall have the meaning specified in
Section 9.1.

Obligor shall mean, with respect to any
Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

Officer's Certificate shall mean a certifi-cate signed by any Vice President or more senior officer of either of the Transferor or the Servicer and delivered to the Trustee.

Opinion of Counsel shall mean a written
opinion of independent counsel, who may be counsel for the Transferor, and which shall be acceptable to the Trustee.

Paying Agent shall mean any paying agent appointed pursuant to Section 6.6 and shall initially be the Trustee.

Periodic Finance Charges shall have the
meaning specified in the Account Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

Person shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity of similar nature.

Pre-Funding Account shall have the meaning specified in Section 4.1(f).

Principal Receivables shall mean Receivables other than Finance Charge Receivables and Receivables in Defaulted Accounts.

Principal Shortfalls shall mean, with respect to a Distribution Date, the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" for such Distribution Date.

Principal Terms shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

Publication Date shall have the meaning
specified in Section 9.2(a).

Rapid Amortization Period shall have, with respect to any Series, the meaning specified in the related Supplement.

Rating Agency shall mean, with respect to any Series, each statistical rating agency, if any, selected by the Transferor to rate the Investor Certificates of such Series and specified in the related Supplement.

Reassignment shall have the meaning specified in Section 2.7(b)(i).

Receivable shall mean any amount owing, from time to time, by an Obligor under an Account including, without limitation, amounts owing for the purchase of merchandise and services, Periodic Finance Charges, cash advances and cash advance fees, access checks, annual cardholder fees, credit insurance premiums, late fees, overlimit fees, return check fees and all other fees and charges. In calculating the aggregate amount of Receiv-ables on any day, the amount of Receivables shall be reduced by the aggregate amount of credit balances, and other adjustments stated in Section 3.8 hereof, in the Accounts on such day. Any Receivables which the Trans-feror is unable to transfer as provided in subsection
2.5(d) shall not be included in calculating the aggregate amount of Receivables.

Receivables Purchase Agreement shall mean any receivables purchase agreement as may be entered into from time to time by the Transferor providing for the purchase by the Transferor of receivables arising under VISA or MasterCard accounts or other revolving consumer credit card accounts, which agreement relates to receiv-ables which have been transferred to the Trust pursuant to this Agreement.

Record Date shall mean, unless otherwise specified with respect to a Series in the related Supple-ment, with respect to any Distribution Date, the last
Business Day of the immediately preceding calendar month.

Recoveries shall mean all amounts received with respect to Receivables in Defaulted Accounts, net of expenses allocable thereto.

Registered Certificateholder shall mean the
Holder of a Registered Certificate.

Registered Certificates shall have the mean-ing specified in Section 6.1.

Relevant UCC State shall mean all jurisdic-tions where UCC filing is required to perfect and main-tain the security interest of the Trustee.

Removal Date shall mean the date on which the Receivables in certain designated Removed Accounts will be reassigned by the Trustee to the Transferor.

Removal Notice Date shall mean the fifth
Business Day prior to a Removal Date.

Removed Accounts shall have the meaning
specified in Section 2.7.

Repurchase Terms shall mean, with respect to any Series issued pursuant to an Exchange, the terms and conditions under which the Transferor may repurchase such Series of Certificates pursuant to Section 12.2.

Requirements of Law for any Person shall mean the certificate of incorporation or articles of associa-tion and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Govern-mental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, but not limited to, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Gover-nors of the Federal Reserve System).

Responsible Officer shall mean any officer of the Trustee assigned by it to administer its corporate trust matters.

Restart Date shall mean the date specified as such in the notice delivered by the Transferor to the Trustee pursuant to Section 2.6(d).

Revolving Period shall mean, with respect to each Series, the period from and including the date of initial issuance of the Investor Certificates of such Series to, but not including, the day on which an Amorti-zation Period for such Series commences.

Securities Act shall mean the Securities Act of 1933, as amended.

Selection Date shall mean July 31, 1996.

Series shall mean any Series of Investor
Certificates, each as designated in the related Supple-ment (including any Enhancement Invested Amount related thereto).

Series Factor shall mean a number carried out to eight decimals (and rounded to seven decimals) repre-senting the ratio of the applicable Invested Amount as of the end of the last day of the preceding Due Period to the applicable Initial Invested Amount.

Servicer shall mean initially Nordstrom
National Credit Bank and thereafter any Person appointed as successor as herein provided to service the Receiv-ables.

Servicer Default shall have the meaning
specified in Section 10.1.

Service Transfer shall have the meaning
specified in Section 10.1.

Servicing Fee Percentage shall mean, with respect to any Series, the percentage specified in the related Supplement.

Servicing Officer shall mean any officer of the Servicer involved in, or responsible for, the admin-istration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

Standard & Poor's shall mean Standard &
Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc.

Stated Series Termination Date shall mean, with respect to any Series, the date stated in the relat-ed Supplement as the termination date for such Series.

Subsidiary of a Person shall mean any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsid-iaries of such Person or any similar business organiza-tion which is so owned or controlled.

Successor Servicer shall have the meaning specified in Section 10.2(a).

Supplement shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.9, executed in conjunction with any issuance of any Series.

Supplemental Account shall mean each VISA or MasterCard account or other revolving consumer credit card account of the Transferor or which was acquired by the Transferor and chosen from all Eligible Accounts of the Transferor, which Account is designated pursuant to
Section 2.6(a) or 2.6(b) to be included as an Account, and is identified as of the related Addition Date in the computer file or microfiche list delivered to the Trustee by the Transferor pursuant to Section 2.1.

Supplemental Account Selection Date shall have the meaning specified in Section 2.6.

Tax Opinion shall have the meaning specified in subsection 6.9(b).

Termination Notice shall have, with respect to any Series, the meaning specified in Section 10.1.

Transfer Agent and Registrar shall have the meaning specified in Section 6.3(a) and shall initially be the Trustee.

Transferor shall mean Nordstrom National
Credit Bank, as transferor of the Receivables.

Transferor Amount shall mean, on any date of determination, the Aggregate Principal Receivables at the end of the day immediately prior to such date of determi-nation, minus the Aggregate Invested Amount at the end of such day, minus any Enhancement Invested Amount at the end of such day and plus the principal amount on deposit in the Excess Funding Account or any principal funding account at the end of such day.

Transferor Interest shall have the meaning specified in Section 4.1(a).

Transferor Interest Percentage shall mean, on any date of determination, the Transferor Amount divided by the Aggregate Principal Receivables.

Transferor Percentage shall mean, on any date of determination, when used with respect to Collections of Principal Receivables, Finance Charge Receivables and
Receivables in Defaulted Accounts or otherwise, one hundred percent minus the Aggregate Invested Percentages calculated on such date with respect to such categories of Receivables as calculated by the Servicer.

Transferred Account shall mean a consumer revolving credit card account (including an upgraded account) with respect to which a new credit card account number has been issued by the Servicer in accordance with the Servicer's usual customary servicing practices and in accordance with the Account Guidelines, and which can be traced or identified by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Sections 2.1 and 2.6 as an account into which an Account has been transferred (including such transfers occurring between the Cut Off Date and the Initial Closing Date).

Trust shall mean the trust created by this Agreement, the corpus of which shall consist of the Trust
Property.

Trust Property shall have the meaning speci-fied in Section 2.1(b).

Trustee shall mean the institution executing this Agreement as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

UCC shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any speci-fied jurisdiction.

Undistributed Principal Collections shall have the meaning specified in subsection 4.1(g).

Undivided Interest shall mean the undivided interest of any Certificateholder in the Trust.

Section 1.2  Other Definitional Provisions.

(a)   All terms defined in any Supplement or
this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions of all terms defined herein shall include the singular as well as the plural form of such terms and the masculine of such terms as well as the feminine and neuter genders of such terms.

(b)   As used herein and in any certificate or
other document made or delivered pursuant hereto or
thereto, accounting terms not defined in Section 1.1, and
accounting terms partly defined in Section 1.1 to the
extent not defined, shall have the respective meanings
given to them under generally accepted accounting princi-
ples on the date of determination.   To the extent that
the definitions of accounting terms herein are inconsis-tent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

(c)   The agreements and representations and
warranties of Nordstrom National Credit Bank in this Agreement in its capacity as Servicer, shall be deemed to be the agreements, representations and warranties of Nordstrom National Credit Bank solely in such capacity for so long as it acts in such capacity under this Agree-ment.

(d) The words "hereof," "herein" and "hereun-der" and words of similar import when used in this Agree-ment shall refer to any Supplement or this Agreement as a whole and not to any particular provision of such Supple-ment or this Agreement, as the case may be; Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sec-tions, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified;
and the word "including" means including without limita-tion.

(END OF ARTICLE I)

ARTICLE II

APPOINTMENT OF TRUSTEE;
CONVEYANCE OF RECEIVABLES;
ISSUANCE OF CERTIFICATES

Section 2.1 Appointment of Trustee; Conveyance of Receiv-ables. (a) The Transferor appoints and authorizes
Norwest Bank Colorado, National Association to act as
Trustee as provided herein and to exercise such powers under this Agreement as are delegated to the Trustee by the terms hereof together with all such powers as are reasonably incidental thereto. The Trustee hereby ac-cepts such appointment and agrees to exercise such powers and perform such functions on behalf of the Certificate-holders from time to time as are specifically delegated to the Trustee by the terms hereof.

(b)   The Transferor does hereby transfer,
assign, set-over, and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Transferor in, to and under (i) the Receivables existing at the close of business on the Cut Off Date and thereafter created from time to time and arising in the Initial Accounts and the Receivables existing on each applicable Addition Date and thereafter created from time to time and arising in any Automatic Additional Account, and in each case, thereaf-ter created from time to time until the termination of the Trust, all monies due or to become due with respect to any of the foregoing (including Recoveries) on and after the Cut Off Date, and all proceeds (including
"proceeds" as defined in the UCC) of such Receivables, and (ii) any Receivables Purchase Agreement. Such prop-erty, together with all monies as are from time to time deposited in the Collection Account, the Excess Funding
Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders shall con-stitute the property of the Trust (the "Trust Property").
 The foregoing transfer, assignment, set-over and convey-ance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto including, without limita-tion, any obligation to any Obligors, merchant service establishments, VISA USA, Inc. or MasterCard Internation-al Incorporated or any insurers.

In connection with such transfer, the Transfer-or agrees to record and file, at its own expense, financ-ing statements (and continuation statements with respect to such financing statements when applicable) with re-spect to the Receivables now existing and hereafter created in Accounts and other Trust Property meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfers and assignments of the Receivables by the Transferor to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the Closing Date, in the case of Receivables arising in the Initial Accounts and Automatic Additional
Accounts, and (if any additional filing is necessary) the applicable Addition Date or Restart Date, in the case of Receivables arising in Supplemental Accounts or Automatic
Additional Accounts, respectively.

In connection with such transfer, the Trans-feror agrees, at its own expense, on or prior to the Ini-tial Closing Date to indicate clearly and unambiguously in its computer files that the Receivables created in connection with the Accounts (other than any Additional
Account) have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders.
 The Transferor further agrees to deliver to the Trustee
(a) on the Initial Closing Date, a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and by Receivable balance as of the Cut Off Date and (b) within twenty Business Days of any request by the Trustee, a new computer file or microfiche list containing a true and complete list of all Accounts identified as described in the preceding clause (a) as of the last day of the most recent Due Period. Such file or list shall be marked as
Schedule 1 to this Agreement, delivered to the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Transferor agrees, at its own expense, by the end of the Due Period in which any Transferred Accounts have been originated to indicate clearly and unambiguously in its computer files that the Receivables created in connection with the Transferred Accounts have been transferred to the Trust pursuant to this Agreement for the benefit of the Certif-icateholders.

The Transferor further agrees, at its own expense, (a) on (x) the Automatic Addition Termination
Date or any Automatic Addition Suspension Date, in the case of the Initial Accounts and any Additional Accounts designated pursuant hereto prior to such date, (y) the applicable Addition Date, in the case of Supplemental Ac-counts, and (z) the applicable Removal Date, in the case of Removed Accounts, to indicate in the appropriate computer files that Receivables created in connection with the Accounts owned by the Transferor (other than Re-moved Accounts) have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificate-holders (or conveyed to the Transferor or its designee in accordance with Section 2.7, in the case of Removed
Accounts) by including in such computer files the code identifying each such Account (or, in the case of Removed
Accounts, either including such a code identifying the Removed Accounts only if the removal occurs prior to the Automatic Addition Termination Date or any Automatic
Addition Suspension Date, or subsequent to a Restart
Date, or deleting such code thereafter) and (b) on the date referred to in clauses (x), (y) or (z) above, as applicable, to deliver to the Trustee a computer file, microfiche list or printed list containing a true and complete list of all such Accounts, specifying for each such Account, as of the Automatic Addition Termination
Date or any Automatic Addition Suspension Date, in the case of clause (x) above, the applicable Addition Cut Off
Date, in the case of Supplemental Accounts, and the Removal Date, in the case of Removed Accounts, its ac-count number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account. Such file or list shall be supplemented from time to time to reflect Supplemental
Accounts and Removed Accounts. Once the code referenced in this paragraph has been included with respect to any Account, the Transferor further agrees not to alter such code during the remaining term of this Agreement unless and until (a) such Account becomes a Removed Account, (b) a Restart Date has occurred on which the Transferor starts including Automatic Additional Accounts as Ac-counts or (c) the Transferor shall have delivered to the

Trustee at least 30 days prior written notice of its intention to do so and has taken such action as is neces-sary or advisable to cause the interest of the Trustee in the Receivables and other Trust Property to continue to be perfected with the priority required by this Agree-ment.

The Transferor hereby grants to the Trustee a first priority perfected security interest in all of the Transferor's right, title and interest in and to the Receivables and all other Trust Property, now existing and hereafter created, all monies due or to become due with respect thereto on and after the Cut Off Date (in-cluding Recoveries), all proceeds of such Receivables, such funds as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of Certificateholders, and the benefits of any Enhancement for any Series for payment to Certificateholders in order to secure the payment of the unpaid principal amount of the Investor Certificates issued hereunder or to be issued pursuant to this Agreement and the interest ac-crued at the related Certificate Rate, and agrees that this Agreement shall constitute a security agreement under applicable law.

Section 2.2  Acceptance by Trustee.

(a) The Trustee hereby acknowledges its accep-tance, to the extent validly transferred, assigned, set over or otherwise conveyed to the Trust as provided in subsection 2.1(b) hereof, on behalf of the Trust, of all right, title and interest previously held by the Trans-feror in and to the Receivables, now existing and hereaf-ter created, all monies due or to become due with respect thereto on and after the Cut Off Date (including Recover-ies), all proceeds of such Receivables, such funds as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or ac-counts maintained for the benefit of Certificateholders, and benefits of any Enhancement for any Series, and declares that it shall hold such right, title and inter-est, upon the trust herein set forth, and subject to the terms hereof for the benefit of all Certificateholders.
The Trustee further acknowledges that, prior to or simul-taneously with the execution and delivery of this Agree-ment, the Transferor delivered to the Trustee, the com-puter file or microfiche list represented by the Trans-feror to be the computer file or microfiche list de-scribed in the third paragraph of Section 2.1(b).

(b) The Trustee hereby agrees not to disclose to any Person (including any Certificateholder or Certif-icate Owner) any of the account numbers or other informa-tion contained in the computer files or microfiche lists delivered to the Trustee by the Transferor pursuant to Sections 2.1 and 2.6, except as is required in connection with the performance of its duties hereunder or in en-forcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.2 or a successor Trustee appointed pursuant to Section 11.8.
The Trustee agrees to take such measures as shall be necessary or reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Transferor or the Servicer on behalf of the Transferor to inspect the Trustee's security and confi-dentiality arrangements from time to time during normal business hours. The Trustee shall provide the Transferor with written notice five Business Days prior to any disclosure pursuant to this subsection 2.2(b).

(c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

Section 2.3  Representations and Warranties.  The
Transferor hereby represents and warrants to the Trustee, on behalf of the Trust, with respect to any Series of Certificates, as of the date of any Supplement and the related Closing Date, unless otherwise stated in such Supplement that:

(i)   Organization and Good
Standing. The Transferor is a national banking association duly organized and validly existing in good standing under the laws of the United
States of America, and has full power, authori-ty and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, to execute, deliver and perform its obligations under this Agreement and any Sup-plement and to execute and deliver to the Trustee the Certificates pursuant hereto.

(ii)   Due Qualification.  The
Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state where such qualifica-tion is required in order to conduct business, and has obtained all necessary licenses and approvals with respect to the Transferor re-quired under Federal and Colorado law; provid-ed, however, that no representation or warranty is made with respect to any qualifications, li-censes or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receiv-able.

(iii)   Due Authorization.  The
execution and delivery of this Agreement and any Supplement and the execution and delivery to the Trustee of the Certificates and the consummation of the transactions provided for in this Agreement and any Supplement have been duly authorized by the Transferor by all neces-sary action on the part of the Transferor.

(iv)   No Violation.  The execu-
tion and delivery of this Agreement, any Sup-plement and the Certificates, the performance of the transactions contemplated by this Agree-ment and any Supplement and the fulfillment of the terms hereof will not conflict with, vio-late or result in any breach of any of the material terms and provisions of, or constitute
(with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Transferor or any material indenture, contract, agreement, mort-gage, deed of trust or other instrument to which the Transferor is a party or by which it or any of its properties are bound.

(v)   No Proceedings.  There are
no proceedings or investigations pending or, to the best knowledge of the Transferor, threat-ened against the Transferor, before any court, regulatory body, administrative agency, arbi-trator or other tribunal or governmental in-strumentality (i) asserting the invalidity of this Agreement, any Supplement or the Certifi-cates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agree-ment, any Supplement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the per-formance by the Transferor of its obligations under this Agreement or any Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, any Supple-ment or the Certificates or (v) seeking to affect adversely the Federal income tax attrib-utes of the Trust.

(vi)   Eligibility of Accounts.
As of the applicable Selection Date or Addi-tion Date, each Account was an Eligible Ac-count.

(vii)   All Consents Required.
All approvals, authorizations, consents, orders or other actions of any Person or of any Gov-ernmental Authority required to be obtained on or prior to the date as of which this represen-tation is being made in connection with the execution and delivery of this Agreement, any Supplement and the Certificates, the perfor-mance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained.

(viii)   Amount of Receivables;
Computer File. As of the Cut Off Date, the amount of Receivables was $208,462,983.38. The computer file or microfiche list delivered pursuant to Section 2.1 hereof is complete and accurately reflects the information regarding the Receivables under the Accounts in all mate-rial respects as of the applicable time re-ferred to in Section 2.1.

The representations and warranties set forth in this Section 2.3 shall survive the transfer and assign-ment of the Receivables to the Trust, and termination of the rights and obligations of the Servicer pursuant to
Section 10.1.  Upon discovery by either of the Trans-
feror, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

Section 2.4 Representations and Warranties of the Trans-feror Relating to the Agreement and any Supplement and the Receivables.

(a)   Binding Obligation; Valid Transfer and
Assignment. The Transferor hereby represents and war-rants to the Trustee, on behalf of the Trust, with re-spect to any Series of Certificates, as of the date of any Supplement and the related Closing Date, unless otherwise stated in such Supplement that:

  (i)   Each of this Agreement and
any Supplement constitutes a legal, valid and binding obligation of the Transferor, enforce-able against the Transferor, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affect-ing the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such en-forceability may be limited by general princi-ples of equity (whether considered in a suit at law or in equity).

  (ii)   This Agreement constitutes
either (A) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created, all monies due or to become due with respect thereto on and after the Cut Off Date, Recoveries, and all proceeds (as defined in the UCC as in effect in the Relevant UCC State) of such Receivables, such funds as are from time to time deposited in the Collection Account, the Excess Funding
Account and any other account or accounts main-tained for the benefit of Certificateholders and the benefits of any Enhancement, and such Receivables and all proceeds thereof will be held by the Trust free and clear of any Lien of any Person except for (x) Liens permitted under subsection 2.5(b), (y) the interest of the Transferor as holder of the Exchangeable Trans-feror Certificate and (z) any right of the holder of the Exchangeable Transferor Certifi-cate to receive interest accruing on, and in-vestment earnings with respect to, the Collec-tion Account, the Excess Funding Account or any other account or accounts maintained for the benefit of Certificateholders as provided in this Agreement and any Supplement or (B) a grant of a security interest (as defined in the UCC as in effect in the Relevant UCC State) in such property to the Trustee on behalf of the Trust, which is enforceable with respect to existing Receivables (other than Receivables in Additional Accounts) and the proceeds thereof
(to the extent set forth in Section 9-306 of the UCC in effect in the Relevant UCC State) upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables thereafter created and the proceeds thereof to such extent, upon such cre-ation. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the applicable financing statements and in the case of the Receivables hereafter created and proceeds thereof upon such creation, the Trust shall have a first priority perfected security inter-est in such property and the proceeds thereof
(to the extent set forth in Section 9-306 of the UCC in effect in the Relevant UCC State), except for Liens permitted under subsection
2.5(b) hereunder. Neither the Transferor nor any Person claiming through or under the Trans-feror shall have any claim to or interest in the Collection Account, the Excess Funding
Account or any other account or accounts main-tained for the benefit of Certificateholders, except for any right of the Transferor to re-ceive interest accruing on, and investment earnings with respect to, any such account as provided in this Agreement and any Supplement and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC as in effect in the Relevant UCC State.

(b) Eligibility of Receivables. The Transfer-or hereby represents and warrants to the Trustee, on behalf of the Trust as of the Cut Off Date with respect to each Initial Account, on the date of its creation with respect to each Automatic Additional Account and on each Addition Cut Off Date with respect to each related Sup-plemental Account that (i) each Receivable then existing is an Eligible Receivable, (ii) all material information with respect to the Accounts and Receivables provided to the Trustee by the Transferor was true and correct in all material respects as of the Selection Date or the related
Addition Date, (iii) each Receivable then existing has been conveyed to the Trust free and clear of any Lien of any Person (other than Liens permitted under subsection
2.5(b)) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor,
(iv) with respect to each Receivable then existing, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental
Authority required to be obtained, effected or given by the Transferor, in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect, (v) as of the Initial Closing Date, as of the Automatic Addition Termi-nation Date or any Automatic Addition Suspension Date with respect to the Initial Accounts and any Additional
Accounts designated pursuant hereto prior to such date, as of the applicable Addition Date with respect to Sup-plemental Accounts and as of the applicable Removal Date with respect to Removed Accounts, Schedule 1 to this Agreement is and will be an accurate and complete listing of all the Accounts in all material respects as of each such date, and the information contained therein with re-spect to the identity of such Accounts and the Receiv-ables existing thereunder is and will be true and correct in all material respects as of each such date and (vi) no selection procedure believed by the Transferor to be adverse to the interests of the Investor Certificate-holders has been used in selecting the Accounts. On each day on which any new Receivable is created, the Transfer-or shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligi-ble Receivable, (B) each Receivable created on such day has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates (other than Liens permitted under subsection 2.5(b)) and in compliance, in all material re-spects, with all Requirements of Law applicable to the Transferor, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental
Authority required to be obtained, effected or given by the Transferor, in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and (D) the representations and warranties set forth in subsection
2.4(a) are true and correct with respect to each Receiv-able created on such day as if made on such day.

(c) Notice of Breach. The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the Receivables to the Trust and the termination of the rights and obligations of the Servicer pursuant to Section 10.1. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give prompt written notice to the others.

(d)   Transfer of Ineligible Receivables.

  (i)   Automatic Removal.  In the
event of a breach with respect to a Receivable of any of the representations and warranties set forth in subsection 2.4(b)(iii) or in the event that a Receivable is not an Eligible
Receivable as a result of the failure to satis-fy the conditions set forth in clause (iv) of the definition of an Eligible Receivable, and either of the following two conditions is met:

    (A)  the Lien upon the subject
Receivable (1) ranks prior to the
Lien created pursuant to this Agree-
ment, (2) arises in favor of the
United States of America or any state
or any agency or instrumentality
thereof or involves taxes or liens
arising under Title IV of the Employ-
ee Retirement Income Security Act of
1974, or (3) has been consented to by
the Transferor; or

    (B)  the Lien on the subject
Receivable is not of the types de-
scribed in clause (A) above, but, as
a result of such breach or event,
such Receivable becomes a Receivable
in a Defaulted Account or the Trust's
rights in, to or under such Receiv-
able or its proceeds are materially
impaired or the proceeds of such
Receivable are not available for any
reason to the Trust free and clear of
any Lien except Liens permitted pur-
suant to subsection 2.5(b);

then, upon the earlier to occur of the discovery of such breach or event by the Transferor or the Servicer or receipt by the Transferor or the Servicer of written notice of such breach or event given by the Trustee, each such Receivable or, at the option of the Transferor, all such Receivables with respect to the related Account, shall be auto-matically removed from the Trust on the terms and conditions set forth below in subsection
2.4(d)(iii).

  (ii)   Removal after Cure Period.
 In the event of a breach of any of the repre-sentations and warranties set forth in subsec-tion 2.4(b)(i), (ii), (iv), (v) or (vi) with respect to a Receivable (other than in the event that a Receivable is not an Eligible
Receivable as a result of the failure to satis-fy the conditions set forth in clause (iv) of the definition of Eligible Receivable), and as a result of such breach or event such Receiv-able becomes a Receivable which is not an Eli-gible Receivable, the Account related to such Receivable becomes a Defaulted Account or the Trust's rights in, to or under such Receivable or its proceeds are materially impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien except Liens permitted pursuant to subsection 2.5(b), then, upon the expiration of 60 days or any longer period agreed upon by the Trustee (not to exceed an additional 60 days) from the earlier to occur of the discovery of any such event by the Transferor or the Servicer, or receipt by the Transferor or the Servicer of written notice of any such event given by the Trustee, each such Receivable or, at the option of the Transferor, all such Re-ceivables with respect to the related Account, shall be removed from the Trust on the terms and conditions set forth in subsection
2.4(d)(iii); provided, however, that no such removal shall be required to be made if, on any day within such applicable period, (A) such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day, and (B) such Receivable is an Eligible Receivable, the re-lated Account is no longer a Defaulted Account as the result of the breach of such representa-tion and warranty, and the Trust's rights in, to or under such Receivable or its proceeds are no longer impaired as the result of the breach of such representation and warranty, and the proceeds of such Receivable have become avail-able to the Trust free and clear of all Liens resulting in the breach of such representation or warranty, as applicable.

   (iii)   Removal Terms and Condi-
tions. When required or permitted with respect to a Receivable by the provisions of subsection
2.4(d)(i) or subsection 2.4(d)(ii) above (an
"Ineligible Receivable"), the Transferor shall accept reassignment of such Ineligible Receiv-able by directing the Servicer to deduct the principal balance of such Ineligible Receivable from the Aggregate Principal Receivables and to decrease the Transferor Amount by such amount.
 On and after the date of such removal, each Ineligible Receivable shall be deducted from the Aggregate Principal Receivables used in the calculation of any Invested Percentage, the

Transferor Percentage, the Transferor Amount or the Excluded Receivables Balance. In the event that the exclusion of an Ineligible Receivable from the calculation of the Transferor Amount and the Excluded Receivables Balance would cause the Transferor Amount minus the Excluded
Receivables Balance to be reduced below zero or would otherwise not be permitted by law, the Transferor shall immediately, but in no event later than 10 Business Days after such event, make a deposit in the Excess Funding Account in immediately available funds prior to the next succeeding Distribution Date in an amount equal to the amount by which the Transferor Amount minus the Excluded Receivables Balance would be reduced below zero. Any such deposit into the Excess Funding Account in connection with the reassignment of an Ineligible Receivable shall be considered a payment in full of the Ineligi-ble Receivable. Upon the reassignment to the Transferor of an Ineligible Receivable, the Trust shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all pro-ceeds thereof. The Trustee shall execute such documents and instruments of transfer or as-signment and take such other actions as shall reasonably be requested by the Transferor to effect the conveyance of such Ineligible Re-ceivable pursuant to this subsection. In the event that on any day within 60 days, or any longer period agreed upon by the Trustee (not to exceed an additional 60 days), of the date on which the removal of Receivables which are not Eligible Receivables from the Trust pursu-ant to this Section is effected, (A) the appli-cable representations and warranties with re-spect to such Receivable shall be true and correct in all material respects on such date and (B) the Receivable is an Eligible Receiv-able, the Account corresponding to the Receiv-able is no longer a Defaulted Account and the Trust's rights in, to or under such Receivable or its proceeds are no longer impaired as a result of the breach of such representation or warranty and the proceeds of such Receivable are available to the Trust free and clear of all Liens resulting in the breach of such rep-resentation and warranty, the Transferor may, but shall not be required to, direct the Servicer to include such Receivable in the Trust. Upon reinclusion of a Receivable in the Trust pursuant to this subsection, the Trans-feror shall have been deemed to have made the applicable representations and warranties in subsection 2.4(b) as of the date of such addi-tion, as if the Receivable had been created on such date, and shall execute all such necessary documents and instruments of transfer or as-signment and take such other actions as shall be necessary to effect and perfect the recon-veyance of such Receivable to the Trust. The obligation of the Transferor set forth in this subsection shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-refer-enced subsections with respect to such Receiv-able available to Certificateholders or the Trustee on behalf of Certificateholders.

  Notwithstanding any other provi-
sion of this subsection 2.4(d), a reassignment of an Ineligible Receivable shall not occur if the Transferor fails to make a deposit required by this subsection 2.4(d) with respect to such Ineligible Receivable.

  (iv)   No Impairment.  For the
purposes of subsections 2.4(d)(i) and
2.4(d)(ii) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer for more than the applicable period under Section 9-306(3) of the UCC as in effect in the Relevant UCC State.

(e) Reassignment of Trust Portfolio. In the event of (1) a breach of any of the representations or warranties set forth in subsection 2.3(i), 2.3(iii) or 2.4(a) or (2) a material amount of Receivables are not

Eligible Receivables, and in either case such event has a materially adverse effect on Investor Certificateholders
(without regard to the amount of any Enhancement), either the Trustee or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct the Transferor to accept reassignment of all Receivables within 60 days of such notice, or within such longer period as may be specified in such notice (not to exceed an additional 60 days) and the Transferor shall be obligated to accept such reassignment on a Distribution
Date specified by the Transferor occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made, and the Transferor shall not be obligated to accept such reassignment, if, at any time during such applicable period, the representations and warranties contained in subsection 2.3(i), 2.3(iii) and 2.4(a) shall then be true and correct in all material respects, or there shall no longer be a material amount of Receivables which are not Eligible Receivables, as the case may be. The Transferor shall deposit on the Busi-ness Day prior to the Distribution Date (in immediately available funds) an amount equal to the reassignment deposit amount for such Receivables in the Collection
Account for distribution pursuant to the provisions of
Section 12.3. The deposit amount for such reassignment shall be equal to the Aggregate Invested Amount on the Record Date related to the applicable Distribution Date on which such deposit is made (less the aggregate princi-pal amount on deposit in any principal funding account), plus (i) an amount equal to all accrued but unpaid inter-est on the Certificates of all Series at the applicable
Certificate Rates through the end of the respective interest accrual period(s) of such Series and (ii) any unpaid amounts payable to any Enhancement Provider under the applicable Enhancement agreement. Payment of the reassignment deposit amount and all other amounts in the Collection Account in respect of the preceding Due Period shall be considered a prepayment in full of all such Receivables. On the Distribution Date with respect to which such amount has been deposited in full into the Collection Account, the Receivables and all monies due or to become due with respect thereto and all proceeds relating thereto shall be released to the Transferor and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be reasonably re-quested by the Transferor to vest in the Transferor or its designee or assignee, all right, title and interest of the Trust in and to the Receivables, all monies due or to become due with respect thereto and all proceeds thereof. If the Trustee or the Investor Certificatehold-ers give a notice directing the Transferor to accept reassignment as provided herein and the Transferor is obligated to accept such reassignment as provided herein, then such obligation of the Transferor shall constitute the sole remedy respecting a breach of the representa-tions and warranties contained in subsection 2.3(i), 2.3(iii) or 2.4(a) or there being a material amount of Receivables which are not Eligible Receivables available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

(f)   Nothing contained in this Section 2.4
shall create an obligation on the part of the Trustee to verify the accuracy or continued accuracy of the repre-sentations or warranties contained in this Section 2.4.
The Trustee shall have no obligation to give any notice pursuant to this Section 2.4 unless it has actual knowl-edge of facts which would permit the giving of such notice.

Section 2.5 Covenants of the Transferor. The Transferor hereby covenants that:

(a) Receivables Not to be Evidenced by Promis-sory Notes or Chattel Paper. The Transferor will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the Relevant UCC State). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

(b) Security Interests. Except for the con-veyances hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receiv-able, whether now existing or hereafter created, or any interest therein; the Transferor will notify the Trustee of the existence of any Lien on any Receivable trans-ferred by the Transferor immediately upon discovery thereof; and the Transferor will defend the right, title and interest of the Trust in, to and under the Receiv-ables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes and other governmental charges if such taxes or govern-mental charges shall not at the time be due and payable or if the Transferor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto; provided, further, that nothing in this subsection shall prohibit the Transferor from con-veying an interest in the Exchangeable Transferor Cer-tificate in accordance with subsection 6.3(b) hereof.

(c)   Account Agreements and Guidelines.  The
Transferor shall comply with and perform its obligations under the applicable Account Agreements relating to the Accounts and the Account Guidelines except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Investor
Certificateholders hereunder (without regard to the amount of any Enhancement) or under the Certificates.
Subject to compliance with all Requirements of Law the failure to comply with which would have a material ad-verse effect on the Investor Certificateholders (without regard to the amount of any Enhancement), the Transferor may change the terms and provisions of the Account Agree-ments or the Account Guidelines in any respect (includ-ing, without limitation, the reduction of the minimum monthly payment, the calculation of the amount, or the timing, of charge-offs and the amount of Periodic Finance
Charges or other fees and charges) as follows: (a) if the Transferor owns a comparable segment of accounts, then such change shall be made applicable to such compa-rable segment of the accounts owned and serviced by the Transferor that have characteristics the same as, or sub-stantially similar to, the Accounts that are the subject of such change, and (b) if the Transferor does not own such a comparable segment, then the Transferor will not make any such change with the intent to materially bene-fit the Transferor over the Investor Certificateholders.

(d)   Account Allocations.  In the event that
the Transferor is unable for any reason to transfer
Receivables to the Trust in accordance with the provi-sions of this Agreement (including, without limitation, by reason of the application of the provisions of Section
9.2 or an order by any Federal governmental agency having regulatory authority over the Transferor or an order of any court of competent jurisdiction that the Transferor not transfer any additional Receivables to the Trust) then, in any such event, (A) the Transferor agrees (ex-cept as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections (including Collections with respect to Fi-nance Charge Receivables) with respect to Principal Re-ceivables transferred to the Trust prior to the occur-rence of such event, and all amounts which would have constituted Collections (including Collections with re-spect to Finance Charge Receivables) with respect to such Receivables which would have been Principal Receivables but for the Transferor's inability to transfer such Receivables (up to an aggregate amount equal to the Receivables in the Trust on such date); (B) the Transfer-or agrees to have such amounts applied as Collections in accordance with Article IV, and (C) for only so long as the allocation and application of such Collections are made in accordance with clauses (A) and (B) above, Col-lections of Principal Receivables and all amounts which would have constituted Collections of Principal Receiv-ables but for the Transferor's inability to transfer Re-ceivables to the Trust which are charged off as uncol-lectible in accordance with this Agreement shall continue to be allocated in accordance with the related Supple-ment, and all amounts which would have constituted Col-lections of Principal Receivables but for the Transferor's inability to transfer Receivables to the Trust shall be deemed to be Collections of Principal
Receivables for the purpose of calculating the applicable
Invested Percentage thereunder. If the Transferor is unable pursuant to any Requirement of Law to allocate
Collections as described above, the Transferor agrees that it shall, in any such event, and to the extent not prohibited by law, allocate, after the date that the Transferor becomes unable to allocate Collections as described above, payments on each Account with respect to the balance of such Account first to the oldest receiv-able in such Account and to have such payments applied as Collections in accordance with Article IV.

(e)   Delivery of Collections.  In the event
that the Transferor receives Collections, the Transferor agrees to pay to the Servicer all payments received by the Transferor with respect to Collections on the Receiv-ables as soon as practicable after receipt thereof by the Transferor, but in no event later than two Business Days after the receipt thereof by the Transferor.

Section 2.6.  Addition of Accounts.

(a) Required Additions. If, (1) as of the end of any Due Period the Transferor Amount minus the Exclud-ed Receivables Balance is less than the Minimum Trans-feror Amount, the Transferor shall designate additional
Eligible Accounts (the "Supplemental Accounts") to be included as Accounts in a sufficient amount such that the Transferor Amount minus the Excluded Receivables Balance, each after giving effect to such addition, at least equals the Minimum Transferor Amount or (2) as of the end of any Due Period the Aggregate Principal Receivables are less than the Minimum Aggregate Principal Receivables, then the Transferor shall designate Supplemental Accounts to be included as Accounts in a sufficient amount such that the Aggregate Principal Receivables will be equal to or greater than the Minimum Aggregate Principal Receiv-ables. Receivables from such Supplemental Accounts shall be transferred to the Trust, on or before 10 days fol-lowing the Determination Date related to such Due Period
(the "Addition Date"). Failure to add Supplemental Ac-counts as required by this subsection 2.6(a) shall be an Early Amortization Event with respect to the affected
Series.

(b) Permitted Additions. In addition to its obligation under subsection 2.6(a), the Transferor may, but shall not be obligated to, designate from time to time, at its sole discretion, subject to the conditions specified in paragraph (c) below, additional Eligible Ac-counts as Supplemental Accounts to be included as Ac-counts as of the applicable Addition Date.

(c)   Conditions to Addition.  The Transferor
agrees that any such transfers of Receivables from Sup-plemental Accounts under subsection 2.6(a) or (b) shall satisfy the following conditions:

  (i)   On or before the fifth
Business Day prior to the Addition Date, the Transferor shall give the Trustee and the Servicer written notice that such Supplemental
Accounts will be included and specifying the approximate aggregate amount of the Receivables to be transferred;

  (ii)   On or prior to the Addi-
tion Date, the Transferor shall have delivered to the Trustee a written assignment (and the Trustee shall have accepted such assignment on behalf of the Trust for the benefit of the Investor Certificateholders and any Enhancement
Provider) in substantially the form of Exhibit
B (the "Assignment") and shall have clearly indicated in its computer files that the Re-ceivables created in connection with the Supp-lemental Accounts have been transferred to the Trust and the Transferor shall have delivered to the Trustee a computer file or microfiche list represented by the Transferor to contain a true and complete list of all Supplemental
Accounts identified by account number and by Receivable balance in such Supplemental Ac-counts as of the Addition Cut Off Date, which computer file or microfiche list shall be as of the date of such Assignment incorporated into and made a part of such Assignment and this Agreement;

  (iii)   The Transferor shall
represent and warrant that (x) each Supplemen-tal Account was, as of the date of its selec-tion (the "Supplemental Account Selection
Date"), an Eligible Account, (y) no selection procedures believed by the Transferor to be materially adverse to the interests of any Series of Investor Certificates or any Enhance-ment Provider were utilized in selecting the Supplemental Accounts from the available Eligi-ble Accounts in the Transferor's portfolio; and
(z) as of the Addition Date, the Transferor is not insolvent and will not be made insolvent by the transfer of the Receivables of such Supp-lemental Accounts;

  (iv)   The Transferor shall rep-
resent and warrant, that, as of the Addition
Date, the Assignment constitutes either (x) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables then existing and thereafter created in the Supplemental Ac-counts, all monies due or to become due with respect thereto on and after the Addition Cut
Off Date, Recoveries and all proceeds of such Receivables (to the extent set forth in Section
9-306 of the UCC as in effect in the Relevant
UCC State), and such Receivables and all pro-ceeds thereof will be conveyed to the Trust free and clear of any Lien of any Person claim-ing through or under the Transferor or any of its Affiliates, except for (i) Liens permitted under subsection 2.5(b) hereunder, (ii) the interest of the holder of the Exchangeable
Transferor Certificate and (iii) any right of the holder of the Exchangeable Transferor Cer-tificate to receive interest accruing on, and investment earnings with respect to, the Col-lection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of Certificateholders as provided in this Agreement and any Supplement or (y) a grant of a security interest (as defined in the UCC as in effect in the Relevant UCC State) in such property to the Trustee on behalf of the Trust, which is enforceable with respect to then existing Receivables of the Supplemental
Accounts, and the proceeds thereof (to the ex-tent set forth in Section 9-306 of the UCC as in effect in the Relevant UCC State) upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Supplemental Accounts, and the proceeds thereof to such extent, upon such creation; and
(z) if the Assignment constitutes the grant of a security interest to the Trust in such prop-erty, upon the filing of financing statements as described in Section 2.1 with respect to such Supplemental Accounts and in the case of such Receivables of Supplemental Accounts thereafter created and the proceeds thereof (to the extent set forth in Section 9-306 of the UCC in effect in the Relevant UCC State) upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b) hereunder;

  (v)   The Transferor shall deliv-
er to the Trustee (with a copy to each Rating
Agency assigning a rating for any class of Inv-estor Certificates of any then outstanding
Series) an Officer's Certificate confirming the items set forth in paragraphs (ii) and (iii) above and (vi) and (vii) below and the Trustee may rely on such Officer's Certificate;

  (vi)   The Transferor shall de-
liver to the Trustee and each Rating Agency as-signing a rating for any class of Investor
Certificates of any then outstanding Series, an Opinion of Counsel with respect to the Receiv-ables in the Supplemental Accounts substantial-ly in the form of Part One of Exhibit G;

  (vii)   The Transferor shall
record and file financing statements with re-spect to the Receivables then existing and thereafter created in the Supplemental Accounts for the transfer of accounts and general intan-gibles (both as defined in the UCC in effect in the Relevant UCC State) meeting the require-ments of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables in Supplemental Accounts by the Transferor to the Trust; and

  (viii)   Each Rating Agency as-
signing a rating for any class of Investor
Certificates of any then outstanding Series shall have received ten Business Days' notice of such proposed addition of Supplemental Ac-counts; in the event that Supplemental Accounts are being added pursuant to subsection 2.6(b), the Transferor shall have received written confirmation from each such Rating Agency that such addition would not result in a downgrading or withdrawal of its then current rating of any outstanding Series of Investor Certificates.

(d) Automatic Additional Accounts.   All ac-
counts which meet the definition of Automatic Additional
Accounts shall be included as Accounts from and after the date upon which such Automatic Additional Accounts are created and all Receivables in such Automatic Additional
Accounts, whether such Receivables are then existing or thereafter created, shall be transferred automatically to the Trust upon creation by the Transferor. For all pur-poses of this Agreement, all receivables of such Auto-matic Additional Accounts shall be treated as Receivables upon their creation. The Transferor may elect at any time to terminate the inclusion in Accounts of new ac-counts which would otherwise be Automatic Additional Ac-counts as of any Business Day (the "Automatic Addition
Termination Date"), or suspend any such inclusion as of any Business Day (an "Automatic Addition Suspension
Date") until a date (the "Restart Date") to be notified in writing by the Transferor to the Trustee by delivering to the Trustee, the Servicer and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series, prior written notice of such election at least 10 days prior to such Automatic
Addition Termination Date or Automatic Addition Suspen-sion Date. Unless otherwise specified in such notice, any date specified as a date as of which new accounts will cease to be included in Accounts will be an Automat-ic Addition Suspension Date. Promptly after an Automatic
Addition Termination Date or any Automatic Addition
Suspension Date, or a Restart Date, the Transferor and the Trustee agree to execute and the Transferor agrees to record and file at its own expense an amendment to the financing statements referred to in Section 2.1 hereof to specify the accounts then subject to this Agreement
(which specification may incorporate a list of accounts by reference) and, except in connection with any such filing made after a Restart Date, to release any security interest in any accounts created after the Automatic
Addition Termination Date or any Automatic Addition
Suspension Date.

(e)   Representations and Warranties.  The
Transferor hereby represents and warrants to the Trust as of the related Addition Date that the file or list deliv-ered pursuant to paragraph (f) below is, as of the appli-cable Addition Cut Off Date, true and complete in all material respects.

(f) Delivery of Documents. In the case of the designation of Supplemental Accounts, the Transferor shall deliver to the Trustee (i) the computer file, microfiche list or printed list required to be delivered pursuant to Section 2.1 with respect to such Supplemental
Accounts on the applicable Addition Date.

Section 2.7  Removal of Accounts.

(a) Subject to the conditions set forth below, on each Determination Date on which the Transferor Amount minus the Excluded Receivables Balance exceeds the Mini-mum Transferor Amount at the end of the related Due Peri-od, the Transferor may, but shall not be obligated to, designate, from time to time, Accounts for deletion and removal ("Removed Accounts") from the Accounts; provided, however, that the Transferor shall not make more than one such designation in any Due Period. On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which the designated Removed Accounts will be reassigned by the Trustee to the Transferor (the "Removal
Date"), the Transferor shall give the Trustee and the Servicer written notice that the Receivables from such Removed Accounts are to be reassigned to the Transferor.

(b)   The Transferor shall be permitted to
designate and require reassignment to it of Receivables from Removed Accounts only upon satisfaction of the following conditions:

  (i)   On or prior to the Removal
Date, the Transferor shall have delivered to the Trustee for execution a written instrument of reassignment in substantially the form of Exhibit C (the "Reassignment") and, within five
Business Days thereafter, a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and by the aggregate balance of the Receivables in such Removed Accounts as of the Removal Notice Date, which computer file or microfiche list shall as of the Removal Date modify and amend and be made a part of this Agreement;

  (ii)   The Transferor shall rep-
resent and warrant that no selection procedures believed by the Transferor to be materially adverse to the interests of any outstanding
Series of Investor Certificates or any Enhance-ment Provider were utilized in selecting the Removed Accounts to be removed from the Trust;

  (iii)   The removal of any Re-
ceivables of any Removed Accounts on any Remov-al Date shall not, (a) in the reasonable belief of the Transferor, cause an Early Amortization
Event to occur or an event which with notice or lapse of time or both would constitute an Early
Amortization Event and (b) cause the Transferor
Amount minus the Excluded Receivables Balance to be less than the Minimum Transferor Amount on such Removal Date;

  (iv)   Each Rating Agency assign-
ing a rating for any class of Investor Certifi-cates of any then outstanding Series shall have received ten Business Days' notice of such pro-posed removal of Accounts and the Transferor shall have received written notice from each such Rating Agency that such removal would not result in a downgrading or withdrawal of the then current rating of any outstanding Series of the Investor Certificates; and

  (v)   The Transferor shall have
delivered to the Trustee and each Rating Agency assigning a rating for any class of Investor
Certificates of any then outstanding Series, an Officer's Certificate confirming the items set forth in (i) through (iii) above. The Trustee may rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Transferor, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

(END OF ARTICLE II)

ARTICLE III

ADMINISTRATION AND SERVICING
OF RECEIVABLES

Section 3.1   Acceptance of Appointment and Other Matters
Relating to the Servicer.

(a)   Nordstrom National Credit Bank, hereby
agrees to act as the Servicer under this Agreement.  The
Investor Certificateholders by their acceptance of the Investor Certificates consent to Nordstrom National
Credit Bank acting as Servicer.

(b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receiv-ables comparable to the Receivables and in accordance with the applicable Account Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and adminis-tration which it may deem necessary or desirable. With-out limiting the generality of the foregoing and subject to Section 10.1, the Servicer is hereby authorized and empowered (i) to make withdrawals and payments and to instruct the Trustee to make withdrawals and payments from the Collection Account, the Excess Funding Account or any other account or accounts maintained for the benefit of the Certificateholders as set forth in this Agreement and any Supplement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1 of the Agreement, to instruct the Trustee to take any action permitted or required under any Enhancement at such time as is set forth in this Agreement and any Supplement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (iv) to make any filings, reports, notices, applications, or registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities laws authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities laws or reporting requirements. The
Trustee agrees that it shall promptly follow the written instructions of the Servicer to withdraw funds from the Collection Account, Excess Funding Account and any other account or accounts maintained for the benefit of Certif-icateholders and with regard to any Enhancement. The
Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and admin-istrative duties hereunder.

(c) In the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (includ-ing, without limitation, by reason of the application of the provisions of Section 9.2 or the order of any Federal governmental agency having regulatory authority over the Transferor or any court of competent jurisdiction that the Transferor not transfer any additional Receivables to the Trust) then, in any such event, (A) the Servicer agrees to allocate, after such date, all Collections
(including Collections with respect to Finance Charge
Receivables) with respect to Principal Receivables, and all amounts which would have constituted Collections
(including Collections with respect to Finance Charge
Receivables) with respect to such Receivable which would have been Principal Receivables but for the Transferor's inability to transfer such Receivables (up to an aggre-gate amount equal to the Aggregate Principal Receivables in the Trust as of such date) in accordance with subsec-tion 2.5(d) and to apply such amounts as Collections in accordance with Article IV and (B) for only so long as all Collections and all amounts which would have consti-tuted Collections are allocated and applied in accordance with clause (A) above, Collections of Principal Receiv-ables and all amounts which would have constituted Col-lections of Principal Receivables but for the Transferor's inability to transfer Receivables to the Trust which are charged off as uncollectible in accor-dance with this Agreement shall continue to be allocated in accordance with Article IV and all amounts which would have constituted Collections of Principal Receivables but for the Transferor's inability to transfer Receivables to the Trust shall be deemed to be Collections of Principal
Receivables for the purpose of calculating the applicable
Invested Percentage thereunder; provided, that if the Servicer is unable pursuant to any Requirement of Law to allocate payments on the Accounts as described above, the Servicer agrees that it shall, in any such event, allo-cate, after the date that the Servicer becomes unable to allocate payments on the Accounts as described above, payments on each Account with respect to the balance of such Account first to the oldest Receivable in such Account.

(d) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the proce-dures, offices, employees and accounts used by the Servicer in connection with servicing other revolving consumer credit card receivables.

(e) The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the ser-vicing of Receivables covering such actions with such insurers and in such amounts as the Servicer believes to be reasonable from time to time.

Section 3.2 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Due Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.1 (the "Monthly Servicing Fee"), payable in arrears on each Distribution Date in an amount equal to the sum of, with respect to all Series then outstanding, one-twelfth of the product of the applicable
Servicing Fee Percentages and the sum of an allocable portion of the Transferor Amount and the Invested Amount of each Series, each as of the last day of the Due Period preceding the Due Period for which the Monthly Servicing
Fee is being paid.  The share of the Monthly Servicing
Fee allocable to each Series of Investor Certificatehold-ers with respect to any Due Period (or portion thereof) shall be equal to one-twelfth of the product of (A) the Servicing Fee Percentage for such Series and (B) the
Invested Amount of such Series (after subtracting from the Invested Amount the aggregate amount of any deposits previously made into any principal funding account) on the last day of the applicable Due Period (or, in the case of the first Distribution Date, the Initial Invested
Amount, unless otherwise specified in any Supplement)
(with respect to any such Series, the "Investor Monthly
Servicing Fee"), and shall be paid to the Servicer pursu-ant to the applicable Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor and in no event shall the Trust, the Trustee, any Enhancement
Provider or the Investor Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor. In the case of the first Due Period, the Monthly Servicing Fee and the Investor Monthly Servicing
Fee shall accrue from the Cut Off Date.

The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.5 and any authenti-cating agent pursuant to Section 6.8 and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and include, without limitation, all other fees and expenses of the Trust provided for in Section 8.4 hereof; provided, that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any Federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith), except to the extent incurred as a result of the Servicer's violation of the provisions of this Agree-ment. The Servicer shall be required to pay such expens-es for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

Section 3.3 Representations, Warranties and Covenants of the Servicer. Nordstrom National Credit Bank, as initial
Servicer, hereby makes, and any successor Servicer by its appointment hereunder shall make, the following represen-tations, warranties and covenants with respect to any Series of Certificates, as of the date of the related
Supplement and its Closing Date, unless otherwise stated in such Supplement, on which the Trustee has relied in accepting the Receivables and the other property conveyed pursuant to Section 2.1 in trust and in authenticating the Certificates:

(a)   Organization and Good Standing.  The
Servicer is a national banking association duly orga-nized, validly existing and in good standing under the laws of the United States of America, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and any Supplement.

(b) Due Qualification. The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirements) in any state where such qualification is necessary in order to service the Re-ceivables as required by this Agreement and any Supple-ment and has obtained all necessary licenses and approv-als as required under Federal and state law, and if the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approv-al, then it shall do so, in each case except where the failure to obtain such license or approval does not materially affect the Servicer's ability to perform its obligations hereunder or the enforceability of any Re-ceivable.

(c) Due Authorization. The execution, deliv-ery, and performance of this Agreement and any Supple-ment, and the consummation of the transactions provided for in this Agreement and any Supplement have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

(d) Binding Obligation. Each of this Agree-ment and any Supplement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accor-dance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforce-ment of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(e) No Violation. The execution and delivery of this Agreement and any Supplement by the Servicer, and the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute
(with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consumma-tion of any of the transactions contemplated by this Agreement or any Supplement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.

(g)   Compliance with Requirements of Law.  The
Servicer shall duly satisfy its obligations in all mate-rial respects on its part to be fulfilled under or in connection with each Receivable and the corresponding
Account, will maintain in effect all material qualifica-tions required under Requirements of Law in order to service properly each Receivable and the corresponding
Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have a material adverse effect on the Certificateholders (without regard to the amount of any Enhancement).

(h) No Rescission or Cancellation. Except in connection with an Adjustment Payment pursuant to Section
3.8, the Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental
Authority.

(i)   Protection of Certificateholders' Rights.
 The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of Certificateholders in any Receivable or the rights of any Enhancement Provider, nor shall it reschedule, revise, waive or defer payments due on any Receivable except in accordance with the applicable
Account Guidelines.

(j)   All Consents Required.  All approvals,
authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated by this Agree-ment and the fulfillment by the Servicer of the terms hereof, have been obtained, except such as are required by state securities or "Blue Sky" laws in connection with the distribution of any Series.

(k) Receivables Not to be Evidenced by Promis-sory Notes or Chattel Paper. The Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the Relevant UCC State). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any merchandise purchased thereunder.

In the event of a breach of any of the representations and warranties set forth in subsection 3.3(g), (h), (i) or (j) with respect to a Receivable, and such breach has a material adverse effect on the Certificateholders' interest in such Receivable (without regard to the amount of any Enhancement) then, upon the expiration of 60 days or any longer period agreed upon by the Trustee (not to exceed an additional 60 days) from the earlier to occur of the discovery of any such event by the Servicer, or receipt by the Servicer of written notice of any such event given by the Trustee, each such Receivable or, at the option of the Transferor, all such Receivables with respect to the related Account, shall be assigned and transferred to the Servicer upon the deposit by the Servicer into the Collection Account in immediately available funds prior to the next succeeding Distribution

Date an amount equal to the amount of each such Receiv-able at the end of the Due Period for such Distribution
Date, plus the amount of finance charges at the monthly periodic rate applicable to such Receivable from the last date billed through the end of such Due Period to the extent not included in the amount of such Receivable.
Any such deposit into the Collection Account in connec-tion with any such assignment of a Receivable shall be considered a payment in full of such Receivable and such deposit shall be applied in accordance with the provi-sions of Article IV. Upon the assignment to the Servicer of such a Receivable, the Trust shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Servicer, without recourse, representation or warranty (including those implied by law), all the right, title and interest of the Trust in and to such Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The
Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of any such Receivable pursuant to this Section and as shall be specified in an Opinion of Coun-sel delivered to the Trustee to the effect that such documents and instruments comply herewith. The obliga-tion of the Servicer set forth in this Section shall constitute the sole remedy respecting any breach by the Servicer of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders. Notwithstanding any other provision of this Section 3.3, no assignment of a Receivable to the Servicer pursuant to this Section 3.3 shall occur if the Servicer fails to make the deposit required by this Section 3.3 with respect to such Receiv-able.

Section 3.4  Reports and Records for the Trustee.

(a)   Initial Report.  On the day on which a
Series of the Investor Certificates are issued (the
"Closing Date"), the Servicer shall prepare and deliver, as provided in Section 13.5, to the Trustee and each Rating Agency assigning a rating for any class of Invest-or Certificates of any then outstanding Series, an Officer's Certificate substantially in the form of Exhib-it D setting forth the Aggregate Principal Receivables, the Transferor Amount, the Excluded Receivables Balance and the Transferor Interest Percentage as of the end of the day two Business Days preceding the Closing Date and the expected Transferor Interest Percentage after giving effect to the issuance of such Series.

(b) Daily Reports. For so long as deposits of Collections are required to be made daily by the Servicer pursuant to Section 4.1(h), on each Business Day commenc-ing on the Closing Date, the Servicer shall prepare, and make available for inspection by the Trustee and maintain at the office of the Servicer a record setting forth the aggregate amount of Collections processed by the Servicer on the immediately preceding Business Day.

(c)   Monthly Servicer's Certificate.  On each
Determination Date, the Servicer shall forward, as pro-vided in Section 13.5, to the Trustee, the Paying Agent and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series, an Officer's Certificate signed by a Servicing Officer substantially in the form of Exhibit E (with the Monthly
Certificateholder's Statement required pursuant to the applicable Supplement attached) setting forth the follow-ing information (which, in the case of clauses (iii), (iv) and (v) below, will be stated on the basis of an original principal amount of $1,000 per Certificate):
(i) the aggregate amount of Collections processed for the Due Period for such Determination Date and the aggregate amount of Collections of Finance Charge Receivables and the aggregate amount of Collections of Principal Receiv-ables processed during such Due Period; (ii) the Invested
Percentage on the last day of the preceding Due Period of each Series of Certificates with respect to Collections of Principal Receivables and the Invested Percentage on the last day of the preceding Due Period of each Series of Certificates with respect to Collections of Finance
Charge Receivables and Defaulted Receivables; (iii) for each Series and for each class within any such Series, the total amount to be distributed to Investor Certifi-cateholders on the next succeeding Distribution Date;
(iv) for each Series and for each class within any such Series, the amount of such distribution allocable to principal; (v) for each Series and for each class within any such Series, the amount of such distribution alloca-ble to interest; (vi) the aggregate outstanding balance of the Accounts which were delinquent by 30 to 59, 60 to 89, 90 to 119 and by 120 days or more as of the close of business on the last day of the Due Period immediately preceding such Distribution Date; (vii) for each Series and each class within a Series, the Investor Default
Amount for the immediately preceding Due Period; (viii) for each Series and each class within a Series, the amount of the Investor Charge Offs and the amount of the reimbursements of Investor Charge Offs for such Distribu-tion Date; (ix) for each Series, the Investor Monthly
Servicing Fee for such Distribution Date; (x) for each
Series, the existing deficit controlled amortization amount or deficit controlled accumulation amount, if applicable; (xi) the aggregate amount of Receivables and the Excluded Receivables Balance in the Trust at the close of business on the last day of the Due Period preceding such Distribution Date; (xii) for each Series, the Invested Amount at the close of business on the last day of the Due Period immediately preceding such Distri-bution Date; (xiii) the available amount of any Enhance-ment for each Series; (xiv) for each Series and each class within a Series, the Series Factor as of the end of the related Due Period; and (xv) whether an Early Amorti-zation Event with respect to any Series shall have oc-curred during or with respect to the related Due Period.
 The Trustee shall be under no duty to recalculate, verify or recompute the information supplied to it under this Section 3.4.

Section 3.5 Annual Servicer's Certificate. The Servicer will deliver, as provided in Section 13.5, to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series, on or before April 30 of each calendar year, beginning with 1997, an Officer's Certificate substantially in the form of Exhibit F (a) stating that a review of the activ-ities of the Servicer during the preceding calendar year
(or, in the case of the initial such Officer's Certifi-cate, during the period from the Initial Closing Date until December 31, 1996) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) stating that to the best of such officer's knowledge, based on such review, either there has occurred no event which, with the giving of notice or passage of time or both, would constitute a Servicer Default and the Servicer has fully performed all its obligations under this Agreement throughout such year, or, if there has occurred such an event, specifying each such event known to such officer and the nature and status thereof. A copy of such Officer's Certificate may be obtained by any Investor
Certificateholder or Certificate Owner by a request in writing to the Trustee addressed to the Corporate Trust
Office.

Section 3.6  Annual Independent Public Accountants'
Servicing Report. On or before April 30 of each calendar year, beginning with 1997, the Servicer shall cause a firm of nationally recognized independent public accoun-tants (who may also render other services to the Servicer or the Transferor) to furnish, as provided in Section
13.5, a report to the Trustee, each Rating Agency assign-ing a rating for any class of Investor Certificates of any then outstanding Series and, as required, any En-hancement Provider to the effect that such firm has applied certain procedures agreed upon with the Servicer to certain documents and records relating to the adminis-tration and servicing of Accounts under this Agreement and any Supplement, and that, based upon such agreed upon procedures, such firm will provide a report stating that the servicing was conducted in compliance with Article
III and IV and Section 8.8 of this Agreement and any Supplement, except for such exceptions or errors as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such procedures will include the comparison of the mathematical calcula-tions of amounts set forth in the monthly certificates forwarded by the Servicer pursuant to subsection 3.4(c) during the period covered by such report (which shall be the period from January 1 (except for the calendar year ending December 31, 1996, which shall be from the Initial
Closing Date to December 31, 1996) of the preceding calendar year to and including December 31 of such calen-dar year) with the Servicer's computer reports which were the source of such amounts. A copy of such report may be obtained by any Investor Certificateholder or Certificate
Owner by a request in writing to the Trustee addressed to the Corporate Trust Office.

Section 3.7 Tax Treatment. The Transferor has structured this Agreement and the Investor Certificates (other than any Investor Certificates held by the Transferor) and any Enhancement Invested Amount have been (or will be) issued with the intention that such Investor Certificates will qualify under applicable tax law as indebtedness of the Transferor, and the Transferor, any entity acquiring any direct or indirect interest in the Exchangeable Transfer-or Certificate, each Investor Certificateholder (or
Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) and each holder of an interest in any Enhancement Invested Amount by its acceptance thereof agree, and shall be deemed to agree, to treat such Inves-tor Certificates (or beneficial interest therein) or Enhancement Invested Amount for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.
Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness for certain tax purposes. Consistent with the foregoing, the Trustee shall not file a Federal income tax return on behalf of the Trust or apply for a taxpayer identification number on behalf of the Trust unless required to do so as a result of a determination by the Internal Revenue Service.

Section 3.8 Adjustments. (a) If the Servicer adjusts downward the amount of any Receivable because of a re-bate, refund, dividend credit under the Transferor's
Purchase Dividend Program, unauthorized charge or billing error to an Obligor, because such Receivable was created in respect of merchandise or services which were refused, returned or not received by an Obligor, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or without charging off such amount as uncollectible, then, in any such case, the amount of the Aggregate Principal
Receivables used to calculate the Transferor Amount, the Transferor Interest Percentage, the Excluded Receivables
Balance and the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage applicable to any Series will be reduced by the amount of such adjustment.
 Similarly, the amount of the Aggregate Principal Receiv-ables used to calculate the Transferor Amount, the Trans-feror Interest Percentage, the Excluded Receivables
Balance and the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage applicable to any Series will be reduced by the amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in subsection 2.5(b) was breached.
 Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Due Period in which such adjustment obligation arises. In the event that, following any such exclusion, the Transferor Amount minus the Excluded Receivables
Balance would be less than zero, within two Business Days of the date on which such adjustment obligation arises, the Transferor shall pay to the Servicer, for deposit into the Excess Funding Account, in immediately available funds an amount equal to the amount by which the Trans-feror Amount minus the Excluded Receivables Balance would be reduced below zero. Any amount deposited into the Excess Funding Account in connection with the adjustment of a Receivable (an "Adjustment Payment") shall be con-sidered Collections of Principal Receivables and shall be applied in accordance with Article IV and the terms of each Supplement. In the event that the Servicer adjusts upwards the amount of any Receivable, the Aggregate
Principal Receivables shall be increased by the product of such upward adjustment.

(b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collec-tion Account to reflect such dishonored check or mistake.
 Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwith-standing the first two sentences of this paragraph, no adjustments shall be made pursuant to this paragraph that will change any amount of Collections previously reported pursuant to Section 3.4(c).

Section 3.9 Notices to the Transferor. In the event that the Transferor is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.2 shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.

(END OF ARTICLE III)

ARTICLE IV

RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
AND APPLICATION OF COLLECTIONS

Section 4.1   Establishment of Collection Account and
Excess Funding Account and Allocation of Collections.

(a) The Collection Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated account (the "Collec-tion Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all pro-ceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institu-tion holding the Collection Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new
Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to the Servicer in Section 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Collection
Account and to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties here-under.

Each Series shall represent interests in the Trust, including the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to such Series as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection
Account, the Excess Funding Account and any other ac-counts maintained for the benefit of the Certificatehold-ers or paid to the Investor Certificateholders. The
Exchangeable Transferor Certificate shall represent the interest in the Trust not represented by any Series of Investor Certificates then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Transferor (the "Transferor Interest");
provided, however, that such Exchangeable Transferor
Certificate shall not represent any interest in the Collection Account and any other accounts maintained for the benefit of the Certificateholders or the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to any Series, except as specifically provided in this Article IV.

(b)   Administration of the Collection Account.
 At the written direction of the Servicer, funds on deposit in the Collection Account to be so invested shall be invested by the Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. Investments of funds representing Collections collected during any Due Period shall be invested in Eligible Investments that will mature so that such funds will be available by the close of business on the Business Day preceding the Dis-tribution Date related to such Due Period. Any funds on deposit in the Collection Account to be so invested shall be invested solely in Eligible Investments. No Eligible
Investment shall be disposed of prior to its maturity;
provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Certifi-cateholders may be adversely affected if such Eligible
Investment is held to its maturity. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity.
 On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Holder of the Exchangeable Transfer-or Certificate. The Transferor at its option may direct the Servicer's investment of funds pursuant to this subsection 4.1(b).

(c) The Excess Funding Account. The Trustee, for the benefit of the Certificateholders, shall estab-lish and maintain or cause to be established and main-tained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated account
(the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The
Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess
Funding Account and in all proceeds thereof.  The Excess
Funding Account shall be under the sole dominion and con-trol of the Trustee for the benefit of the Certificate-holders. If, at any time, the institution holding the Excess Funding Account ceases to be an Eligible Institu-tion, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Excess Funding
Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any in-vestments to such new Excess Funding Account and from the date such new Excess Funding Account is established, it shall be the "Excess Funding Account." Pursuant to the authority granted to the Servicer in Section 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Excess Funding
Account and to instruct the Trustee to make withdrawals and payments from the Excess Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

(d) Administration of the Excess Funding Ac-count. Funds on deposit in the Excess Funding Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Excess Funding Account on any Distribu-tion Date shall be invested in such investments that will mature so that such funds will be available for withdraw-al on or prior to the following Distribution Date. The
Trustee shall maintain for the benefit of the Certifi-cateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments.
 No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Certificateholders may be adversely affected if such

Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) received during the pre-ceding Due Period on funds on deposit in the Excess
Funding Account shall be retained in the Excess Funding
Account (to the extent that the amount required to be on deposit in the Excess Funding Account is less than the amount on deposit in the Excess Funding Account) and the balance, if any, shall be deposited in the Collection Ac-count and treated as a portion of Collections of Finance
Charge Receivables allocable to the Investor Certificates for such Distribution Date. For purposes of determining the availability of funds or the balance in the Excess
Funding Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, such net interest and earnings shall be deemed not to be available or on deposit.

(e) Allocations For the Exchangeable Transfer-or Certificate. Throughout the existence of the Trust, the Servicer shall allocate to the Holder of the Ex-changeable Transferor Certificate an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of Collections allocated to Principal
Receivables and Finance Charge Receivables, respectively, in respect of such Due Period. Notwithstanding anything to the contrary in Section 4.1(h), unless otherwise specified in any Supplement, the Servicer need not depos-it this amount, and any other amounts so allocated to the Exchangeable Transferor Certificate pursuant to any Supplement, into the Collection Account and shall pay such amounts as collected to the Holder of the Exchange-able Transferor Certificate, except as provided in Sec-tion 4.1(g).

(f) Allocations During Funding Period. To the extent that the Servicer establishes an account with an Eligible Institution as a pre-funding account (the "Pre-
Funding Account") with respect to any Series, bearing a designation indicating that the funds deposited therein are for the benefit of such Series, during the period
(the "Funding Period"), as set forth in the related
Supplement, that the Pre-Funding Account maintains a balance, the date upon which an increase in the Invested
Amount of such Series in accordance with the terms of such related Supplement occurs shall be treated as an Addition Date solely for the purpose of calculating the

Floating Allocation Percentage and the Fixed/Floating
Allocation Percentage. Such Addition Date shall be deemed to occur on the date of each such increase and the Floating Allocation Percentage and Fixed/Floating Alloca-tion Percentage shall be calculated accordingly.

(g) Undistributed Principal Collections. On each Distribution Date, (a) the Servicer shall allocate
Excess Principal Collections to each Series as set forth in the related Supplement and (b) the Servicer shall withdraw from the Collection Account or otherwise allo-cate and pay to the Transferor (i) an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections which the related Sup-plements specify are to be treated as "Excess Principal
Collections" for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" for such Distribution Date and, without duplication, (ii) the aggregate amount for all outstanding Series of that portion of Collections which the related Supplements specify are to be allocated and paid to the Transferor with respect to such Distribution Date; provided, howev-er, that such amounts shall be paid to the Transferor only if the Transferor Amount minus the Excluded Receiv-ables Balance (each determined after giving effect to any Receivables transferred to the Trust on such date) ex-ceeds zero. The amount held in the Excess Funding Ac-count as a result of the proviso in the preceding sen-tence ("Undistributed Principal Collections") shall be paid to the Transferor at the time the Transferor Amount minus the Excluded Receivables Balance exceeds zero;
provided, however, that any Undistributed Principal
Collections on deposit in the Excess Funding Account at any time during which any Series is in its Accumulation
Period, Rapid Amortization Period, Controlled Amortiza-tion Period, or Early Amortization Period shall be allo-cated and distributed in accordance with the terms of the related Supplement.

(h)   Collections.  The Servicer will apply all
Collections with respect to the Receivables for each Due
Period as described in this Article IV and each Supple-ment. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account on the Date of Processing of such Collections, and shall deposit all amounts received from the Transferor pursuant to subsection 2.4(d)(iii) and all Adjustment Payments received from the Transferor pursuant to subsection
3.8(a) in the Excess Funding Account on the Date of Pro-cessing of such payments. Subject to the express terms of any Supplement, but notwithstanding anything else in this Agreement to the contrary, for so long as, and only so long as, Nordstrom National Credit Bank or an Affili-ate of Nordstrom National Credit Bank shall be the Servicer hereunder and (i) Nordstrom National Credit Bank or such Affiliate shall maintain a short-term certificate of deposit rating or commercial paper rating (which in each case may be an implied rating), as applicable, of P-
1 by Moody's and of A-1 by Standard & Poor's, or (ii)
Nordstrom National Credit Bank shall obtain a written notification from each Rating Agency assigning a rating for any class of Investor Certificates of any then out-standing Series to the effect that such Rating Agency does not intend to downgrade or withdraw its then current rating of any outstanding Series of Investor Certificates despite the Servicer's inability to satisfy the rating requirement specified in clause (i), and for two Business
Days following any reduction of either such rating or failure to satisfy the conditions of clause (ii), the Servicer may, but need not, deposit Collections into the Collection Account or make payments to the holder of the Exchangeable Transferor Certificate prior to the close of business on the Date of Processing, but rather may make a single deposit in the Collection Account in immediately available funds on the Business Day prior to each Distri-bution Date in an amount equal to the Collections with respect to the Due Period for each such Distribution Date to the extent such Collections are allocated to the Investor Certificateholders in accordance with Article
IV. Collections shall not be required to be invested in Eligible Investments until such time as they are deposit-ed into the Collection Account. The Servicer shall notify the Trustee of any downgrade or withdrawal of its short-term credit rating or the short-term certificate of deposit rating of its Affiliate maintaining the Collec-tion Account.

Should the Servicer be required to make daily deposits of Collections into the Collection Account pursuant to this subsection, during any Amortization
Period, the Servicer may, subject to the provisions of the applicable supplement, cease depositing Collections of Principal Receivables received in any Due Period and allocable to a Series in any Amortization Period at such time as an amount of Collection of Principal Receivables allocable to such Series and deposited into the Collec-tion Account equals the amount of principal scheduled or permitted to be paid on the next succeeding Distribution
Date with respect to such Series. Collections of Princi-pal Receivables allocable to such Series in excess of such amount shall, subject to the provisos in subsection
4.1(g) and the next succeeding paragraph, be distributed on a daily basis as they are collected to the Transferor.

Should the Servicer be required to make daily deposits of Collections into the Collection Account pursuant to this subsection, during any Amortization
Period, the Servicer may, subject to the provisions of the applicable Supplement, cease depositing Excess Prin-cipal Collections received with respect to a Due Period at such time as such Excess Principal Collections depos-ited into the Collection Account with respect to each Series in an Amortization Period together with Collec-tions of Principal Receivables allocable to such Series and deposited into the Collection Account with respect to such Due Period equals the amount of principal scheduled or permitted to be paid with respect to such Series on the next succeeding Distribution Date.

Should the Servicer be required to make daily deposits of Collections in the Collection Account pursu-ant to this subsection, Excess Principal Collections in excess of amounts allocable to Series which are in their Amortization Period and deposited in the Collection
Account pursuant to the preceding sentence shall, subject to the provisos in subsection 4.1(g), be distributed to the Transferor on a daily basis.

(THE REMAINDER OF ARTICLE IV IS RESERVED
AND MAY BE SPECIFIED IN ANY SUPPLEMENT
WITH RESPECT TO ANY SERIES)

ARTICLE V

(ARTICLE V IS RESERVED AND MAY
BE SPECIFIED IN ANY SUPPLEMENT
WITH RESPECT TO ANY SERIES)

ARTICLE VI

THE CERTIFICATES

Section 6.1 The Certificates. Subject to Sections 6.10 and 6.11, the Investor Certificates of each Series and any class thereof may be issued in bearer form (the
"Bearer Certificates") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the applicable
Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit A. The
Investor Certificates and the Exchangeable Transferor
Certificate shall, upon issue pursuant hereto or to
Section 6.9 or Section 6.11, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Section 6.2. Any Investor
Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof, unless otherwise specified in any Supplement.
If specified in the related Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original principal amount equal to the Initial Invested Amount as described in Section 6.10. The Exchangeable Transferor Certificate may also be issued in two or more certificates. Each
Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President, its Treasurer or any Vice President. Certificates bear-ing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certifi-cates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly autho-rized signatory, and such certificate upon any Certifi-cate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication, except Bearer Certificates which shall be dated the Closing Date.

Section 6.2  Authentication of Certificates.
Contemporaneously with the assignment and transfer of the Receivables, whether now existing or hereafter created, and the other Trust Property to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates that is issued upon original issu-ance to or upon the order of the Transferor against payment to the Transferor of the purchase price therefor.
 The Trustee shall authenticate and deliver the Exchange-able Transferor Certificate to the Transferor simulta-neously with its delivery of the initial Series of Inves-tor Certificates. Upon an Exchange as provided in Sec-tion 6.9 of the Agreement and the satisfaction of the conditions specified therein, the Trustee shall authenti-cate and deliver the Investor Certificates of additional
Series (with the designation provided in the applicable
Supplement), upon the order of the Transferor, to the Persons designated in such Supplement. Upon the order of the Transferor, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Cer-tificates. If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Transferor, to the Common Depositary as provided in Section 6.10 against payment of the purchase price therefor. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry
Certificates that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as provided in Section
6.11 against payment of the purchase price thereof.

Section 6.3 Registration of Transfer and Exchange of Cer-tificates.

(a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of subsection 6.3(c) of the Agreement a register (the "Cer-tificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. The
Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Registered
Certificates and transfers and exchanges of the Regis-tered Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to the Transferor and the Servicer; provided, however, that such resignation shall not be effective and the Trustee shall continue to perform the duties of Transfer Agent and Registrar until the Transferor has appointed a successor Transfer Agent and Registrar acceptable to the Transferor and the Trust-ee. If specified in the related Supplement for any Series of Certificates, the Transferor shall appoint any co-transfer agent and co-registrar chosen by the Trans-feror, and acceptable to the Trustee, including, if and so long as the Registered Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange shall so require, a co-transfer agent and co-registrar in Luxembourg or the location required by such other stock exchange. If specified in such related
Supplement, so long as the Registered Certificates relat-ing to such Supplement are outstanding, the Transferor shall maintain a co-transfer agent and co-registrar in New York City or any other city designated in such Sup-plement and any reference in this Agreement to the Trans-fer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires other-wise.

Upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered
Certificates in authorized denominations of the same
Series representing like aggregate Undivided Interests.

At the option of any Registered Certificate-holder, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided

Interests, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer
Agent and Registrar maintained for such purpose. At the option of a Bearer Certificateholder, subject to applica-ble laws and regulations (including, without limitation, the Bearer Rules), Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located out-side the United States. Each Bearer Certificate surren-dered pursuant to this Section 6.3 shall have attached thereto all unmatured Coupons, provided that any Bearer
Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Stated Series Termination Date need not have attached the Coupon relating to such Distribution
Date. No Registered Certificates may be exchanged for a Bearer Certificate.

The preceding provisions of this Section 6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Certificates of such Series.

Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), the Investor Certificates of such Series which the Certifi-cateholder making the exchange is entitled to receive.
Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfacto-ry to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

Except as provided in any Supplement, no ser-vice charge shall be made for any registration of trans-fer or exchange of Investor Certificates, but the Trans-fer Agent and Registrar and the Trustee or any co-trans-fer agent and co-registrar or co-trustee may require payment of a sum sufficient to cover any tax or govern-mental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

All Investor Certificates (together with any
Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee and the Transferor.
The Trustee shall cancel and mutilate the Global Certifi-cate upon its exchange in full for Definitive Certifi-cates and shall deliver such cancelled and mutilated
Global Certificate to the Transferor. The Trustee shall state that a certificate or certificates of each Foreign
Clearing Agency to the effect referred to in Section 6.10 of this Agreement were received by the Trustee with re-spect to each portion of the Global Certificate exchanged for Definitive Certificates and shall also forward to the Transferor a copy of each such certificate or certifi-cates.

The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applica-ble, Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

(b)   Except as provided in Sections 6.9 and
7.2, the Transferor's interest in the Exchangeable Trans-feror Certificate and other amounts payable to the Trans-feror pursuant to this Agreement shall not be sold, transferred, assigned, exchanged, pledged, participated or otherwise conveyed, unless (i) the Servicer has deliv-ered to the Trustee an Officer's Certificate stating that such sale, transfer, assignment, exchange, pledge or conveyance will not, while any Series of Certificates remains outstanding, reduce the Transferor's retained interest in the Exchangeable Transferor Certificate below the Minimum Transferor Interest Percentage (or such greater percentage as may be specified in any Supplement) and (ii) the Trustee receives prior to such sale, trans-fer, assignment, exchange, pledge, participation or conveyance written confirmation from each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series that such transfer, as-signment, exchange, pledge, participation or conveyance will not result in such Rating Agency's reducing or with-drawing its rating on any then outstanding Series rated by it and (iii) the Trustee receives prior thereto an Opinion of Counsel to the effect that (x) the conveyed interest in the Exchangeable Transferor Certificate will be treated as either debt or an interest in a partnership for Federal income tax purposes and that the conveyance of such interest will not cause the Trust to be charac-terized for Federal income tax purposes as an association or a publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the Federal or applicable state income taxation of any out-standing Series of Investor Certificates or any Certifi-cate Owner and (y) such transfer will not cause a taxable event for Federal income tax purposes to any Investor
Certificateholder.

(c)   The Transfer Agent and Registrar will
maintain at its expense in the Borough of Manhattan, The
City of New York (and, if specified in the related Sup-plement for any Series, Luxembourg (or subject to Section
6.3(a) of the Agreement any other city designated in such Supplement)), an office or offices or agency or agencies where Investor Certificates may be surrendered for regis-tration of transfer or exchange (except that Bearer
Certificates may not be surrendered for exchange at any such office or agency in the United States).

(d)   Unless otherwise provided in any related
Supplement, registration of transfer of Registered Cer-tificates containing a legend relating to the restric-tions on transfer of such Registered Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if:

  (i)   the sale is of at least
U.S. $500,000 principal amount of such Certifi-cates and (b) a letter from the purchaser sat-isfactory to counsel to the Servicer is execut-ed and received; or

  (ii)   (a) the Registered Certif-
icates are transferred in compliance with Rule
144 (or any amendment thereto) or Rule 144A (or any amendment thereto) under the Securities
Act, and (b) a letter from the purchaser satis-factory to counsel to the Servicer is executed and received; or

  (iii)   the Registered Certifi-
cates are sold or otherwise transferred in any other transaction that does not require regis-tration under the Securities Act, and, if the Transferor, the Servicer, the Trustee or the Transfer Agent and Registrar so request, an Opinion of Counsel satisfactory to it, in form and substance satisfactory to it, is furnished to such effect.

Registered Certificates issued upon registra-tion of transfer of, or Registered Certificates issued in exchange for, Registered Certificates bearing the legend referred to above shall also bear such legend unless the Transferor, the Servicer, the Trustee and the Transfer
Agent and Registrar receive an Opinion of Counsel satis-factory to each of them, to the effect that such legend may be removed.

Whenever a Registered Certificate containing the legend set forth in the related Supplement is pre-sented to the Transfer Agent and Registrar for registra-tion of transfer, the Transfer Agent and Registrar shall promptly seek written instructions from the Servicer regarding such transfer. The Transfer Agent and Regis-trar and the Trustee shall be entitled to receive written instructions signed by a Servicing Officer prior to registering any such transfer or authenticating new
Registered Certificates, as the case may be.  The
Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on and in accordance with any such written instructions furnished pursuant to this subsection
6.3(d).

Section 6.4 Mutilated, Destroyed, Lost or Stolen Certifi-cates. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured
Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall au-thenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new
Certificate of like tenor and aggregate Undivided Inter-est, if applicable. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (in-cluding those incurred by the Trustee or the Transfer
Agent and Registrar) connected therewith.  Any duplicate
Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of owner-ship in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.5   Persons Deemed Owners.  Prior to due
presentation of a Certificate (other than a Bearer
Certificate) for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV and Article XII hereof and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Regis-trar and any agent of any of them may treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article IV and Article XII hereof and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and
Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 6.5, in determining whether the holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any affiliate thereof
(as defined in Rule 405 under the Securities Act) shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be pro-tected in relying upon any such request, demand, authori-zation, direction, notice, consent or waiver, only Cer-tificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the United States, the Servicer or an affiliate thereof (as defined above).

Section 6.6  Appointment of Paying Agent.  The Paying
Agent shall make distributions to Investor Certif-icateholders from the Collection Account (or any other account or accounts maintained for the benefit of Certif-icateholders as specified in the related Supplement for any Series) pursuant to Articles IV and V hereof. Any
Paying Agent shall have the revocable power to withdraw funds from the Collection Account (or any other account or accounts maintained for the benefit of Certificate-holders as specified in the related Supplement for any Series) for the purpose of making distributions referred to above. The Trustee (or the Transferor if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent if the Trustee (or the Transferor if the Trustee is the Paying Agent) determines in its sole dis-cretion that the Paying Agent shall have failed to per-form its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Transferor and acceptable to the Trustee, including, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, a co-paying agent in Luxem-bourg or the location of such other stock exchange. The
Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer and the Transfer-or. Such resignation of the Trustee shall become effec-tive only upon the appointment of a successor Paying

Agent, pursuant to this Section 6.6. The Transferor shall notify each Rating Agency assigning a rating for any class of Investor Certificates of any then outstand-ing Series of any resignation or replacement of the Paying Agent. In the event that the Trustee shall no longer be the Paying Agent, the Transferor shall appoint a successor to act as Paying Agent. The Trustee shall cause the initial Paying Agent and each successor Paying
Agent or any additional Paying Agent appointed by the Transferor to execute and deliver to the Trustee an instrument in which such initial or successor Paying
Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such initial or successor
Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor
Certificateholders in trust for the benefit of the Inves-tor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying
Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 11.1, 11.2 and 11.3 of the Agreement shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.
Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Transferor shall, if the Paying Agent is not located in New York City, appoint a co-paying agent in New York City (for Registered Certifi-cates only) or any other city designated in such Supple-ment which, if and so long as any Series of Investor
Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange.

Section 6.7 Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent (or any agent thereof), within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the

Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificatehold-ers (other than Bearer Certificateholders). Unless otherwise provided in the related Supplement, if Holders representing Undivided Interests aggregating not less than 10% of the Invested Amount of the Investor Certifi-cates of such Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor
Certificateholders of such Series with respect to their rights under this Agreement or under the Investor Certif-icates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders (other than Bearer Certificateholders) held by the Trustee, and shall give the Servicer notice that such request has been made within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

Every Certificateholder, by receiving and holding a Certificate agrees with the Trustee that nei-ther the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders (other than Bearer Certificateholders) hereunder, regardless of the sources from which such information was derived.

Section 6.8  Authenticating Agent.

(a)   The Trustee may appoint one or more au-
thenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certifi-cates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenti-cating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.
Each authenticating agent must be reasonably acceptable to the Transferor.

(b) Any institution succeeding to the corpo-rate agency business of an authenticating agent shall continue to be an authenticating agent without the execu-tion or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

(c)   An authenticating agent may at any time
resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any suc-cessor authenticating agent upon acceptance of its ap-pointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenti-cating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Trans-feror.

(d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this
Section 6.8.

(e)   The provisions of Sections 11.1, 11.2 and
11.3 of the Agreement shall be applicable to any authen-ticating agent.

(f)   Pursuant to an appointment made under this
Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substan-tially the following form:

This is one of the Certificates described in the Master Pooling and Servicing Agreement.

                                    _______________________
                                    as Authenticating Agent
                                    for the Trustee,


                                    By:____________________
                                         Authorized Officer

Section 6.9  Tender of Exchangeable Transferor
Certificate.

(a) Upon any Exchange, the Trustee shall issue to the Transferor under Section 6.1 of the Agreement for execution and redelivery to the Trustee for authentica-tion under Section 6.2 of the Agreement one or more new
Series of Investor Certificates.  Any such Series of
Investor Certificates shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Transferor. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

(b)   The Transferor may tender the Exchangeable
Transferor Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate
(any such tender an "Exchange"). The Transferor may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Ex-change Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange
Date and, with respect to each such Series: (x) its Initial Invested Amount (or the method for calculating such Initial Invested Amount), if any, which, in the aggregate, at any time, may not be greater than the current principal amount of the Exchangeable Transferor
Certificate less the product of the Minimum Transferor
Percentage and the Aggregate Principal Receivables at such time, and (y) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only authenticate and deliver any such Series upon delivery to it of the following: (A) a Supplement in form satisfactory to the Trustee executed by the Trans-feror and specifying the Principal Terms of such Series,
(B) the applicable Enhancement, if any, (C) an Opinion of Counsel to the effect that the newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership under exist-ing law for Federal income tax purposes and that the issuance of the newly issued Series of Investor Certifi-cates will not have any material adverse impact on the Federal income tax characterization of any outstanding
Series of Investor Certificates that have been the sub-ject of a previous opinion of tax counsel or result in the Trust being taxable as an association or as a public-ly traded partnership taxable as a corporation for Feder-al or applicable state tax purposes (such opinion, a "Tax
Opinion"), (D) an agreement, if any, pursuant to which the Enhancement Provider agrees to provide Enhancement,
(E) written confirmation from each Rating Agency assign-ing a rating for any class of Investor Certificates of any then outstanding Series that the Exchange will not result in such Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it and
(F) the existing Exchangeable Transferor Certificate.
Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor Certificate and issue, as provided above, such Series of Investor
Certificates and new Exchangeable Transferor Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

(c)   In conjunction with an Exchange, the
parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any Series of Investor Certificates, which may include, without limita-tion: (i) its name or designation, (ii) an Initial
Invested Amount or the method of calculating the Initial
Invested Amount, (iii) a Certificate Rate (or formula for the determination thereof), (iv) the rights of the Holder of the Exchangeable Transferor Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Principal Collections), (v) the interest payment date or dates and the date or dates from which interest shall accrue, (vi) the method of allocating Collections of Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating
Collections of Finance Charge Receivables and Receivables in Defaulted Accounts, (vii) the names of any accounts to be used by such Series and the terms governing the opera-tion of any such account, (viii) the Servicing Fee Per-centage, (ix) the Minimum Transferor Interest Percentage,
(x) the Minimum Aggregate Principal Receivables, (xi) the
Stated Series Termination Date, (xii) the terms of any
Enhancement, (xiii) the Enhancement Provider, (xiv) the base rate, if any, (xv) the Repurchase Terms or the terms on which the Certificates of such Series may be remarketed to other investors, (xvi) any deposit into any account provided for such Series, (xvii) the number of classes of such Series, and if more than one class, the rights and priorities of each such class, (xviii) the extent to which the Investor Certificates will be issu-able in temporary or permanent global form, and in such case, the depository for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged in whole or in part for Definitive Certificates, and the manner in which any interest payable on a temporary or global certificate will be paid, (xix) whether the Certificates may be issued in bearer form and any limitations imposed thereon and provisions relating to compliance with appli-cable laws and rules for bearer instruments, (xx) the priority of any Series with respect to any other Series, and (xxi) any other relevant terms of such Series (all such terms, the "Principal Terms" of such Series). If on the date of the issuance of such Series there is issued and outstanding no Series of Investor Certificates which is currently rated by a Rating Agency, then as a condi-tion to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

(d) In connection with the creation or sale of any additional interest in the Trust or the Receivables, whether or not designated as an Exchange (including, but not limited to, the receipt by the Trust or the Transfer-or of the proceeds of any loan or additional loan provid-ed by an Enhancement Provider), the Transferor shall deliver to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series a Tax Opinion with respect to such interest if so requested by any such Rating Agency.

Section 6.10  Global Certificate; Euro-Certificate Exchange
Date.

(a) If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certifi-cate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial
Invested Amount and substantially in the form attached to the applicable Supplement. Unless otherwise specified in the applicable Supplement, the provisions of this Section
6.10 shall apply to such Global Certificate.  The Global
Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The
Global Certificate may be exchanged as described in this
Section 6.10 or in the applicable Supplement for Bearer and/or Registered Certificates in definitive form (the
"Definitive Euro-Certificates"). Notwithstanding the foregoing, no Certificates shall be issued in bearer form unless the Transferor has determined, and delivers an Opinion of Counsel to the Trustee substantially to the effect that, the terms and procedures governing issuance and transfer of such Certificates result in favorable treatment to Investor Certificateholders under the Bearer
Rules.

(b) The Manager shall, upon its determination of the date of completion of the distribution of the Certificates, so advise the Trustee, the Transferor, the Common Depositary, and each Foreign Clearing Agency in writing forthwith. Without unnecessary delay, but prior to the Euro-Certificate Exchange Date, the Transferor will execute and deliver to the Trustee at its office or to the Trustee's designated agent outside the United
States definitive Bearer Certificates in an aggregate principal amount equal to the Initial Invested Amount.
All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be ex-changed for an equal aggregate principal amount of Defin-itive Euro-Certificates only on or after the Euro-Certif-icate Exchange Date. A United States institutional investor will be required to deliver to the Transferor, the Trustee and the Manager at the time of its purchase of Registered Certificates a signed certificate substan-tially in the form attached to the Supplement for the related Series. Upon any demand for exchange for Defini-tive Certificates in accordance with this paragraph, the Transferor shall cause the Trustee to authenticate and deliver the Definitive Certificates to the Holder (x) outside the United States, in the case of Bearer Certifi-cates, and (y) according to the instructions of the Holder, in the case of Registered Certificates, but only upon presentation to the Trustee of a written statement substantially in the form attached to the Supplement for the related Series with respect to the Global Certificate or portion thereof being exchanged, signed by a Foreign
Clearing Agency, to the effect that it has received in writing or by tested telex a certification substantially in the form of the certificate attached to the Supplement for the related Series, such certificate being dated no earlier than 15 days prior to the Euro-Certificate Ex-change Date and signed by or on behalf of the person appearing in the records of a Foreign Clearing Agency as the beneficial owner of the Global Certificate or portion thereof being exchanged. Upon receipt of such certifica-tion, the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below.
Unless otherwise provided in the applicable Supplement, any exchange as provided in this subsection 6.10(b) shall be made free of charge to the holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-
Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

(c)   The delivery to the Trustee by a Foreign
Clearing Agency of any written statement referred to above may be relied upon by the Transferor and the Trust-ee as conclusive evidence that a corresponding certifica-tion or certifications has or have been delivered to such Foreign Clearing Agency, pursuant to the terms of this Agreement.

(d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certifi-cate or Certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-
Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive
Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certifi-cate shall not be entitled to receive payments of inter-est on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

Section 6.11 Book-Entry Certificates. Unless otherwise provided in any related Supplement, the Investor Certifi-cates, upon original issuance, will be issued in the form of the requisite number of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing
Agency, by, or on behalf of, the Transferor. The Inves-tor Certificates shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certifi-cates, except as provided in Section 6.13 of the Agree-ment. Unless and until definitive, fully registered
Investor Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Sec-tion 6.13 of the Agreement:

  (i)   the provision of this Section 6.11
shall be in full force and effect;

  (ii)   the Transferor, the Servicer, the
Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing
Agency and the Clearing Agency Participants for all purposes (including the making of distribu-tions on the Investor Certificates) as the authorized representatives of the Certificate
Owners;

  (iii)   to the extent that the provisions
of this Section 6.11 conflict with any other provisions of this Agreement, the provisions of this Section 6.11 shall control;

  (iv)   the rights of Certificate Owners
shall be exercised only through the Clearing
Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing
Agency Participants. Pursuant to the Deposito-ry Agreement, unless and until Definitive Cer-tificates are issued pursuant to Section 6.13 of the Agreement, the initial Clearing Agency will make book-entry transfers among the Clear-ing Agency Participants and receive and trans-mit distributions of principal and interest on the Investor Certificates to such Clearing
Agency Participants; and

  (v)   whenever this Agreement requires or
permits actions to be taken based upon instruc-tions or directions of a specified percentage of the Invested Amount of any or all Series of Certificates outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received in-structions to such effect from Certificate
Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Investor Certificates.

Section 6.12 Notices to Clearing Agency. Whenever notice or other communication to the Investor Certificateholders is required under this Agreement or any Supplement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.13 of the Agreement, the Trustee, the Servicer and the Paying
Agent, to the extent any of them is obligated hereunder or under any Supplement to give notices and communica-tions to Investor Certificateholders, shall give or cause to be given all such notices and communications specified herein or therein to be given to Holders of the Investor
Certificates to the Clearing Agencies.

Section 6.13  Definitive Certificates.  If Book-Entry
Certificates have been issued pursuant to Section 6.11 and if (i)(A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement, and (B) the Trustee or the Transferor is unable to locate a qualified successor
(which successor must be treated as maintaining a book-entry system within the meaning of Section 163(f)(3) of the Internal Revenue Code), (ii) the Transferor at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the applicable
Clearing Agency with respect to the Certificates or (iii) after the occurrence of a Servicer Default, Certificate
Owners representing beneficial interests aggregating more than 50% of the Invested Amount of any Series advise the Trustee and the Clearing Agency through the applicable
Clearing Agency Participants in writing that the continu-ation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate
Owners, the Trustee shall notify all Certificate Owners, through each applicable Clearing Agency Participant, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners request-ing the same. Upon surrender to the Trustee of the Investor Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive
Certificates. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclu-sively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive
Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive
Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

Section 6.14  Meetings of Certificateholders.

(a) Unless not permitted by the Supplement for any Series issued in whole or in part in Bearer Certifi-cates, the Transferor, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such

Series or of all Series, to be held at such time and at such place as the Transferor, the Servicer or the Trust-ee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or ob-taining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.1 of the Agreement. References in this Section to Certifi-cateholders shall be deemed to refer to the Exchangeable
Transferor Certificates and only those Series of Investor
Certificates for which this Section 6.14 is applicable.
Notice of any meeting of Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with Section 13.5 of the Agreement and at least once in an Authorized Newspaper and, if and for so long as the Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, in a newspaper of general circulation in Luxembourg (which newspaper shall be printed in the English or French language and customarily published on each business day in Luxembourg) or the location required by such other stock exchange, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Certificateholders, a person shall be (i) a Holder of one or more Certificates of the applicable Series or (ii) a person appointed by an in-strument in writing as proxy by the Holder of one or more
Certificates. The only Persons who shall be entitled to be present or to speak to any meeting of Certificatehold-ers shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trans-feror, the Servicer and the Trustee and their respective counsels.

(b) At a meeting of Investor Certificatehold-ers, persons entitled to vote Investor Certificates evidencing Undivided Interests aggregating a majority of the Invested Amount of the applicable Series or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days;
at the reconvening of any meeting further adjourned for lack of a quorum, the Persons entitled to vote at least
25% in Undivided Interest of the applicable Series or all outstanding Series, as the case may be, shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconven-ing of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding
Investor Certificates which shall constitute a quorum.

(c) Any Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of
Section 13.1 of the Agreement, any resolution passed or decision taken at any meeting of Investor Certificate-holders duly held in accordance with this Section 6.14 shall be binding on all the Investor Certificateholders whether or not present or represented at the meeting.

(d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer and the Trustee, executed by any bank, trust company or recog-nized securities dealer, wherever situated, satisfactory to the Servicer and the Trustee. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer
Certificate shall be produced, (ii) the Bearer Certifi-cate specified in such certificate shall be produced by some other person or (iii) the Bearer Certificate speci-fied in such certificate shall have ceased to be out-standing. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee. The holding of Registered Certificates shall be proved by the Certificate Register or by a certificate or certificates of the Transfer Agent and Registrar.

(e)   The Trustee shall appoint a temporary
chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in Undivided Interest of the Certificates of such Series represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Certificate challenged as not outstand-ing and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Certificateholder or proxy.
Any meeting of Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

(f) The vote upon any resolution submitted to any meeting of Certificateholders shall be by written ballot on which shall be subscribed the signatures of the Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Certifi-cates held or represented by them. The permanent chair-man of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Certificateholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have at-tached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evi-dence of the matters therein stated.

(END OF ARTICLE VI)

ARTICLE VII

OTHER MATTERS RELATING
TO THE TRANSFEROR

Section 7.1 Liability of the Transferor. The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by such Trans-feror.

Section 7.2 Merger or Consolidation of, or Assumption of the Obligations of, the Transferor. (a) The Transferor shall not consolidate with or merge into any other business entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

  (i)   the business entity formed by such
consolidation or into which the Transferor is merged or the Person which acquires by convey-ance or transfer the properties and assets of the Transferor substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a na-tional banking association, state banking cor-poration or other entity which is not subject to the bankruptcy laws of the United States of America, and if the Transferor is not the sur-viving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every cove-nant and obligation of the Transferor, as ap-plicable hereunder and shall benefit from all the rights granted to the Transferor, as appli-cable hereunder. (To the extent that any right, covenant or obligation of the Transferor is inapplicable to the successor entity, such successor entity shall be subject to such cove-nant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

  (ii)   the Transferor has delivered to the
Trustee an Officer's Certificate signed by a Vice President or more senior officer of the

Transferor stating that such consolidation, merger, conveyance or transfer and such supple-mental agreement comply with this Section 7.2 and that all conditions precedent herein pro-vided for relating to such transaction have been complied with and an Opinion of Counsel stating that such supplemental agreement is legal, valid and binding with respect to the Transferor; and

  (iii)   the Transferor shall have delivered
written notice to each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series of such consoli-dation, merger, conveyance or transfer.



(b) The obligations of the Transferor hereun-der shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except in each case in accordance with the provisions of the fore-going paragraph.

Section 7.3  Limitation on Liability of the Transferor.
The directors, officers, employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement
Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly under-stood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the officers, directors, employees or agents of the Transferor against any liabil-ity which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the perfor-mance of duties hereunder. Except as provided in Section
7.4, the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect the Trans-feror against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder.
 The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

Section 7.4 Liabilities. Notwithstanding Section 7.3, by entering into this Agreement, the Transferor agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages, penalties or liabilities (other than those incurred by a Certificate-holder in the capacity of an investor in the Investor
Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall in any En-hancement or other similar market or investment risks) arising out of or based on the arrangement created by this Agreement and the actions of the Servicer taken pursuant hereto as though this Agreement created a part-nership under the Uniform Partnership Act. The Transfer-or agrees to pay, indemnify and hold harmless each Inves-tor Certificateholder against and from any and all such losses, claims, damages and liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Receivables, market fluctuations, a shortfall in any Enhancement or other similar market or investment risks) except to the extent that they arise from any action by such Investor Certificateholder.
Subject to Sections 8.3 and 8.4, in the event of a Ser-vice Transfer, the Successor Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor as described in this Section 7.4 arising from the actions or omissions of such Successor Servicer.

(END OF ARTICLE VII)

ARTICLE VIII

OTHER MATTERS RELATING
TO THE SERVICER

Section 8.1 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

Section 8.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. (a) The Servicer shall not consolidate with or merge into any other business entity or convey or transfer its properties and assets substantially as an entirety to any Person, un-less:

  (i)   the business entity formed by such
consolidation or into which the Servicer is merged or the Person which acquires by convey-ance or transfer the properties and assets of the Servicer substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of Ameri-ca, and if the Servicer is not the surviving entity, shall be an Eligible Servicer and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obliga-tion of the Servicer hereunder. (To the extent that any right, covenant or obligation of the Servicer is inapplicable to the successor enti-ty, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent prac-ticable, to such successor entity.);

  (ii)   the Servicer has delivered to the
Trustee an Officer's Certificate stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel stating that such supplemen-tal agreement is legal, valid and binding with respect to the Servicer; and

  (iii)   the Servicer shall have delivered
written notice to each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series of such consoli-dation, merger, conveyance or transfer.

Section 8.3  Limitation on Liability of the Servicer and
Others. The directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Transferor, the Trustee, the Certificatehold-ers, any Enhancement Provider or any other Person hereun-der or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates;
provided, however, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder.
 Except as provided in Section 8.4, the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder.
 The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not inci-dental to its duties to service the Receivables in accor-dance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability.

Section 8.4  Indemnification of the Trust and the Trustee.
 The Servicer shall indemnify and hold harmless the Trust, for the benefit of the Certificateholders, and the Trustee, including its officers, directors and employees, from and against any reasonable loss, liability, expense, damage or injury arising out of or relating to any claims, actions or proceedings brought or asserted by third parties which are suffered or sustained by reason of any acts or omissions of the Servicer pursuant to this Agreement or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trust for the benefit of the Certificateholders or the Trustee or its officers, direc-tors or employees for any liability, cost or expense of the Trust or the Trustee or its officers, directors or employees if any such claims, actions or proceedings relate to (i) any action taken by the Trustee at the request of the Investor Certificateholders, (ii) any Federal, state, local or foreign income or franchise taxes or any other tax imposed or measured by income (or any interest or penalties with respect thereto) required to be paid by the Trust, the Trustee or the Investor Cer-tificateholders in connection herewith to any taxing authority or (iii) with respect to the Trustee and its officers, directors and employees, any fraud, negligence, willful misconduct or wrongful actions taken by or omis-sions of the Trustee. Subject to Sections 7.1 and 7.4 and subsection 10.2(b) of the Agreement, any indemnifi-cation pursuant to this Section shall only be from the assets of the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the termination of the Agreement and payment in full of the certificates.

Seciton 8.5 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it as such except upon determination that (i) the performance of its duties hereunder is or will become impermissible under applicable law, regulation or order and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereun-der permissible under applicable law, regulation or order. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) of this Section by an Opinion of Counsel to such effect delivered to the Trustee. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer pursuant to subsection
10.2(a), the Trustee or its duly appointed agent (which may not be the outgoing Servicer) shall serve as Succes-sor Servicer hereunder but the Trustee shall have contin-ued authority to appoint another Person as Successor
Servicer.

Seciton 8.6  Access to Certain Documentation and
Information Regarding the Receivables. The Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificate-holders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to such security and confidentiality procedures as the Servicer may deem reasonably necessary and (iv) at offices desig-nated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligation shall not constitute a breach of this
Section 8.6.

Section 8.7 Delegation of Duties. It is understood and agreed by the parties hereto that the Servicer may dele-gate certain of its duties hereunder to any Person who agrees to conduct such duties in accordance with the applicable Account Guidelines. The fees of any Person to whom such duties are delegated shall be for the account of the Servicer. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resig-nation within the meaning of Section 8.5 hereof. If any such delegation is not in the ordinary course of business, notification thereof shall be given to each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series.

Section 8.8 Examination of Records. The Transferor and the Servicer shall clearly and unambiguously identify each Account (including any Supplemental Account designated pursuant to Section 2.6) in its computer or other records to reflect that the Receivables arising in such Account have been conveyed to the Trust pursuant to this Agreement. The Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

(END OF ARTICLE VIII)

ARTICLE IX

EARLY AMORTIZATION EVENTS

Section 9.1 Early Amortization Events. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events shall occur:

(a)   the Transferor or Nordstrom Credit, Inc.
shall consent to the appointment of a trustee, conserva-tor, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receiver-ship, conservatorship or similar proceedings of or relat-ing to either the Transferor or Nordstrom Credit, Inc. or of or relating to all or substantially all of its proper-ty; or a decree or order of a court or agency or supervi-sory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquida-tion of its affairs, shall have been entered against either the Transferor or Nordstrom Credit, Inc. and, only in the case of Nordstrom Credit, Inc., such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; either the Transferor or Nordstrom Credit, Inc. shall admit in writ-ing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conser-vatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary petition shall be filed with respect to the Transferor or Nordstrom
Credit, Inc. in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolven-cy, receivership, conservatorship or reorganization stat-ute and, only in the case of Nordstrom Credit, Inc., such proceeding or petition shall continue undismissed for sixty (60) days; or the Transferor shall become unable for any reason to transfer Receivables in accordance with the provisions of this Agreement; and

(b)   the Trust shall become an "investment
company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

then, an Early Amortization Event with respect to all Series of Certificates then outstanding shall occur without any notice or other action on the part of the Trustee or all Investor Certificateholders immediately upon the occurrence of such event. The Trustee shall advise each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding
Series in writing of the occurrence of any Early Amorti-zation Event.

Section 9.2  Additional Rights Upon the Occurrence of
Certain Events.

(a)   If the Transferor voluntarily goes into
liquidation or consents to the appointment of a conserva-tor or receiver or liquidator in any insolvency, read-justment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Transferor or of or relating to all or substantially all their respec-tive property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceed-ings, or for the winding-up or liquidation of its af-fairs, shall have been entered against the Transferor; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a peti-tion to take advantage of any applicable insolvency or reorganization statute, make an assignment for the bene-fit of its creditors or voluntarily suspend payment of its obligations; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (such voluntary liquidation, appointment, entering of such decree, admission, filing, making, suspension or inabili-ty, a "Dissolution Event"), the Transferor shall promptly give notice of such event to the Trustee, and the Trans-feror shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making, suspension or inability, as the case may be (the
"Appointment Day"), immediately cease to transfer Princi-pal Receivables to the Trust hereunder. Notwithstanding any cessation of the transfer to the Trust of additional
Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Dissolution
Event and Collections in respect of such Principal Re-ceivables and Finance Charge Receivables whenever created shall continue to be part of the Trust, and such Collec-tions shall continue to be allocated and deposited in accordance with the provisions of Article IV. Within 15 days of the receipt by the Trustee of the notice of a Dissolution Event, the Trustee shall (i) publish a notice in an Authorized Newspaper that a Dissolution Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and any Enhancement Provider entitled thereto describing the provisions of this Sec-tion 9.2 and requesting instructions from such Holders, which notice shall request each Investor Certificatehold-er to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificatehold-er wishes the Trustee to instruct the Servicer not to sell, dispose of or otherwise liquidate the Receivables and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions set forth herein, or
(B) the Investor Certificateholder wishes the Trustee to instruct the Servicer to sell, dispose of or otherwise liquidate the Receivables, or (C) the Investor Certifi-cateholder refuses to advise the Trustee as to the spe-cific action the Trustee shall instruct the Servicer to take. If after 90 days from the day notice pursuant to clause (i) above is first published (the "Publication
Date"), the Trustee shall not have received written instructions of Holders (other than the Transferor or any of its Affiliates) of Investor Certificates representing
Undivided Interests aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a Series having more than one class of Investor Certifi-cates, each class of such Series) to the effect that the Trustee shall instruct the Servicer not to sell, dispose of, or otherwise liquidate the Receivables and to in-struct the Servicer to reconstitute the Trust upon the same terms and conditions as set forth herein, the Trust-ee shall instruct the Servicer to proceed to sell, dis-pose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially rea-sonable terms, which shall include the solicitation of competitive bids and the Servicer shall proceed to con-summate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables. If, however, with respect to the por-tion of the Receivables allocable to any outstanding
Series, the holders (other than the Transferor or any of its Affiliates) of more than 50% of the principal amount of each class of such Series instruct the Trustee not to sell the portion of the Receivables allocable to such Series, the Trust shall continue with respect to such Series pursuant to the terms of the Agreement and the Supplement. If specified in the applicable Supplement, the holder (other than the Transferor or any of its Affiliates) of an Enhancement Invested Amount with re-spect to a Series shall be entitled to give instructions pursuant to this Section 9.2 as if such Enhancement In-vested Amount were a class of such Series. The portion of the Receivables allocable to any Series shall be equal to the sum of (1) the product of (A) the Transferor
Percentage, (B) the Aggregate Principal Receivables and
(C) a fraction the numerator of which is the related
Percentage with respect to Finance Charge Receivables and the denominator of which is the sum of all Invested
Percentages with respect to Finance Charge Receivables of all Series outstanding and (2) the Invested Amount of such Series. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables. In addi-tion the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. The Trustee may obtain a prior deter-mination from the conservator or receiver that the terms and manner of any proposed sale, disposition or liquida-tion are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

(b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables allocable to the Investor Certificateholders and shall be allocated and deposited as Collections allocable to the Investor Certificateholders of the applicable series in accordance with the provisions of Article IV; provided that the Trustee shall determine conclusively without liability for such determination the amount of such proceeds which are allocable to Finance Charge Receiv-ables and the amount of such proceeds which are allocable to Principal Receivables. On the day following the Distribution Date on which such proceeds are distributed to the Investor Certificateholders (assuming that no Series elects to reconstitute the Trust), the Trust shall terminate.

(END OF ARTICLE IX)

ARTICLE X

SERVICER DEFAULTS

Section 10.1  Servicer Defaults.  If any one of the
following events (a "Servicer Default") shall occur and be continuing:

(a)   any failure by the Servicer to make any
payment, transfer or deposit or to give instructions or notice to the Trustee to make such payment, transfer or deposit or to give notice to the Trustee as to any re-quired drawing or payment under any Enhancement on or before the date occurring five Business Days after the date such payment, transfer, deposit or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement; provided, however, that any such failure caused by a non willful act of the Servicer shall not constitute a Servicer Default if the Servicer promptly remedies such failure within five Business Days after receiving notice of such failure or otherwise becoming aware of such failure;

(b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Sup-plement, which has a material adverse effect on the Certificateholders of any Series then outstanding (with-out regard to the amount of any Enhancement) and which continues unremedied for a period of 60 days after the date on which the written notice of such failure requir-ing the same to be remedied shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidenc-ing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected thereby, and which continues to materially ad-versely affect the rights of the Holders of Investor
Certificates of such Series (without regard to the amount of any Enhancement) for such period; or the Servicer shall delegate its duties under this Agreement, except as permitted by Section 8.7;

(c) any representation, warranty or certifica-tion made by the Servicer in this Agreement or any Sup-plement or in any certificate delivered pursuant to this

Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Certificateholders of any Series then outstanding (without regard to the amount of any Enhancement) and which continues to be incorrect in any material respect and which continues to affect materially and adversely the rights of the Certificateholders of any Series (without regard to the amount of any Enhancement) for a period of 60 days after the date on which written notice of such failure, requiring the same to be reme-died, shall have been given to the Servicer by the Trust-ee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series adversely affected thereby; or

(d) the Servicer shall consent to the appoint-ment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undis-charged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorgani-zation statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, so long as such Servicer Default shall not have been remedied, either the Trustee or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested
Amount, by notice then given in writing to the Servicer
(and to the Trustee if given by the Investor Certificate-holders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof and appoint a new Servicer (a "Ser-vice Transfer"). The rights and interests of the Trans-feror Interest will not be affected by any Service Trans-fer. The Trustee, upon giving or receiving a Termination
Notice shall immediately notify each Rating Agency as-signing a rating for any class of Investor Certificates of any then outstanding Series and any Enhancement Pro-vider of such notice. After receipt by the Servicer of such Termination Notice, and on the date that a Successor
Servicer shall have been appointed by the Trustee pursu-ant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to take all reasonable actions to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor
Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Recoveries. The Servicer shall promptly transfer its electronic records relating to the Receiv-ables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reason-ably request. To the extent that compliance with this
Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Succes-sor Servicer shall be required to enter into such custom-ary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.1(a) for a period of 10 Business Days after the applicable grace period or under subsection 10.1(b) or (c) for a period of 60 Business Days after the applicable grace period shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, swarms of locusts or similar causes. The preceding sen-tence shall not relieve the Servicer from using its best reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement
Provider, the Transferor and the Holders of Investor
Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

Section 10.2  Trustee to Act; Appointment of Successor.

(a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing func-tions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee (not to exceed 120 days from the date of delivery of such notice). The Trustee shall as promptly as possible after the giving of a Termination
Notice appoint a successor servicer (the "Successor
Servicer"), with the consent of any Enhancement Provider, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the

Trustee, the Transferor and any Enhancement Provider.
The Transferor shall have the right to nominate to the Trustee the name of a potential successor servicer which nominee shall be selected by the Trustee as the Successor
Servicer, subject to the consent of any Enhancement
Provider. The Trustee may obtain bids from any potential successor servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Trustee shall offer the Transferor the right to accept reassignment of all the Receivables; provided, however, that no such reassignment shall occur unless the Trans-feror shall deliver to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series an Opinion of Counsel reasonably acceptable to the Trustee that such reassign-ment would not constitute a fraudulent conveyance by the Transferor. The reassignment deposit amount for such a reassignment shall be equal to the Aggregate Invested
Amount (less the aggregate principal amount on deposit in any principal funding account), plus (i) an amount equal to all accrued but unpaid interest on the Certificates of all Series at the applicable Certificate Rates through the end of the applicable interest accrual periods of such Series and (ii) any unpaid amounts payable to any Enhancement Provider under the applicable Enhancement agreement. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee (as trustee hereunder) without further action shall automatically be appointed the Successor Servicer.
 Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial insti-tution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of charge card or revolving credit receivables as the Suc-cessor Servicer hereunder. Notwithstanding anything to the contrary in this Agreement, the entire amount of the reassignment deposit amount shall be distributed to the Investor Certificateholders of the related Series on the subsequent Distribution Date for such Series pursuant to
Section 12.3 (except for amounts payable to any Enhance-ment Provider under the applicable Enhancement Agreement, which amounts shall be distributed to such Enhancement
Provider.)

(b)   Upon its appointment, the Successor
Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibili-ties, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, that, the outgoing Servicer shall not be re-lieved of any liability hereunder for its actions prior to the transfer of servicing hereunder; and provided further, that, (i) the outgoing Servicer shall not indem-nify the Trust or the Trustee under Section 8.4 for acts, omissions or alleged acts or omissions by a Successor
Servicer and (ii) the outgoing Servicer shall not pay or reimburse the Trustee pursuant to Section 11.5 for any expense, disbursement or advance of the Trustee related to or arising as a result of the negligence or bad faith of the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any applicable Enhancement agreement.

(c)   In connection with such appointment and
assumption, the Trustee shall be entitled to such compen-sation, or may make such arrangements for the compensa-tion of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, howev-er, that no such compensation shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.2.

(d)   All authority and power granted to the
Successor Servicer under this Agreement shall automati-cally cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliv-er, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things neces-sary or appropriate to effect the purposes of such trans-fer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termi-nation of the responsibilities and rights of the Succes-sor Servicer to conduct servicing on the Receivables.
The Successor Servicer shall transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspon-dence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request.
 To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor
Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

Section 10.3 Notification to Certificateholders. Upon the occurrence of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee, each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series and any Enhancement Provider, and the Trustee shall give notice to the Investor Certificateholders at their re-spective addresses appearing in the Certificate Register.
 Upon any termination or appointment of a Successor
Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certifi-cateholders at their respective addresses appearing in the Certificate Register, each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series and to any Enhancement Provider.
Notice to Holders of Bearer Certificates shall be given by publication in the manner described in Section 13.5 of the Agreement.

Section 10.4  Waiver of Past Defaults.  The Holders of
Investor Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount of any Series then outstanding affected by any default by the Servicer or a Transferor may, on behalf of all Holders of Certificates of such affected Series, waive any default by the Servicer or such Transferor in the performance of their respective obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates.
Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right conse-quent thereon except to the extent expressly so waived.

(END OF ARTICLE X)

ARTICLE XI

THE TRUSTEE

Section 11.1  Duties of Trustee.

(a) The Trustee, prior to the occurrence of a Servicer Default and after the curing or waiving of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifi-cally set forth in this Agreement. If a Servicer Default has occurred (which has not been cured or waived), the Trustee (as Trustee and not Successor Servicer) shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b) The Trustee, upon receipt of all resolu-tions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Sup-plement, shall examine them to determine whether they conform as to form to the requirements of this Agreement or any Supplement, but shall not be required to verify the accuracy of any information, calculations or conclu-sions stated therein. The Trustee shall give prompt written notice to the Certificateholders (or, in the case of Holders of Bearer Certificates, notice by publication in the manner described in Section 13.5 of the Agreement) of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle a specified percentage of the Investor Certificateholders to take any action pursuant to this Agreement or any Supplement.

(c) Subject to Section 11.1(a) of this Agree-ment, no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

  (i)   the Trustee shall not be personally
liable for an error of judgment made in good faith by a Responsible Officer or Responsible
Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascer-taining the pertinent facts;

  (ii)   the Trustee shall not be personally
liable with respect to any action taken, suf-fered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing
Undivided Interests aggregating more than 50% of the Invested Amount of any Series adversely affected thereby relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any Supplement;

  (iii)   the Trustee shall not be charged
with knowledge of any failure by the Servicer
(other than the Trustee, in its capacity as Successor Servicer) to comply with the obli-gations of the Servicer referred to in clauses
(a), (b) and (c) of Section 10.1 unless a Re-sponsible Officer of the Trustee obtains actual knowledge of such failure (it being understood that knowledge of the Servicer, in its capacity as agent for the Trustee, is not attributable to the Trustee) or the Trustee receives written notice of such failure from the Servicer, any Holders of Investor Certificates evidencing
Undivided Interests aggregating more than 10% of the Invested Amount of any Series adversely affected thereby or any Enhancement Provider;

  (iv)   in making a determination of any
material and adverse effect upon Certificate-holders, the Trustee may, as to matters of law, rely exclusively upon an Opinion of Counsel.

(d)   The Trustee (in its capacity as such)
shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reason-ably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Successor Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the Successor Servicer in accordance with the terms of this Agreement or any Supplement.

(e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

(f)   Except as specifically provided in this
Agreement, the Trustee shall have no power to vary the corpus of the Trust.

(g) In the event that the Paying Agent or the Transfer Agent and Registrar shall not be the Trustee and fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required but shall not be required to make a payment out of its own funds.

(h) Any action, suit or proceeding brought in respect of one or more particular Series shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series not the subject of such action, suit or proceeding.

Section 11.2  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 11.1:

(a) the Trustee may request, rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, Opinion of Counsel, certificate of independent public accountants or any other certificate, statement, instru-







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
ment, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document, including, without limitation, any request or instruction by the Servicer or the Transferor to make any deposit or payment or any draw on any Enhancement or to transfer any Receiv-ables or Accounts, prima facie properly executed and submitted to it pursuant to this Agreement or any Supple-ment by the proper party or parties;

(b) the Trustee may consult with counsel as to matters of law and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel as to any actions required to be taken or with-held hereunder;

(c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, con-duct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement or any Supplement, unless such Certificatehold-ers shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing con-tained herein shall, however, relieve the Trustee (as
Trustee but not as Successor Servicer) of the obliga-tions, upon the occurrence of any Servicer Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

(d)   the Trustee shall not be liable for any
action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

(e)   except as may be required by Section
11.1(a) or 11.1(b), the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approv-al, bond or other paper or document, except to the extent specifically requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts and the Trustee is reasonably indemnified therefor;

(f) the Trustee (in its capacity as such) may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee (in its capacity as such) shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

(g)   except as may be required by Section
11.1(a) or 11.1(b) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor or Servicer with their representations, warranties or covenants or for any other purpose;

(h)   the permissive right of the Trustee to
take actions enumerated in this Agreement or any Supple-ment shall in no event be construed as a duty;

(i)   whenever in the administration of this
Agreement or any Supplement, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

(j) no implied covenants or obligations shall be read into this Agreement against the Trustee;

(k)   except with respect to any Enhancement
Invested Amount, the Trustee shall not be deemed to be a fiduciary for the Enhancement Provider, if any, in its capacity as such, and the Trustee's sole responsibility with respect to the Enhancement Provider in its capacity as such shall be to perform those duties with respect to the Enhancement Provider as are specifically set forth in the Agreement and no implied covenants shall be read into the Agreement against the Trustee with respect to the En-hancement Provider; and

(l) the Trustee shall have no duty (i) to see to any recording, filing or depositing of the Agreement or any agreement referred to therein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Accounts, or to see to the maintenance of any such recording, filing or deposit-ing or any rerecording, refiling or redepositing of any thereof or (ii) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to the Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

Section 11.3  Trustee Not Liable for Recitals in
Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificates of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to (i) the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificates of authentication on the Certificates), (ii) the existence or validity of any Receivable, (iii) the validity of any transfer or assignment of any Receivable to the Trust, (iv) the validity of any grant of a securi-ty interest to the Trust in any Receivable, (v) the perfection of any security interest (whether as of the date hereof or at any future time) in any Receivable,
(vi) the maintenance of or the taking of any action to maintain such perfection, (vii) the receipt by the Trust-ee or the Servicer of any Receivable, (viii) the perfor-mance or enforcement of any Receivable, (ix) the compli-ance by the Transferor or the Servicer with any covenant or representation, (x) the breach by the Transferor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation or (xi) any action taken by the Servicer in the name of the Trustee. The
Trustee shall not be accountable for the use or applica-tion by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in re-spect of the Receivables or deposited in or withdrawn from the Collection Account, the Excess Funding Account or other accounts now or hereafter established to effec-tuate the transactions contemplated herein and in accor-dance with the terms hereof.

Section 11.4 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

Section 11.5  The Servicer to Pay Trustee's Fees and
Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time out of its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from the Collection Account or otherwise) upon its re-quest for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel) except any such expense, dis-bursement or advance as may arise from its negligence or bad faith and except as provided in the following sen-tence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section
11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer; provided that the Transferor will indemnify, defend and save harmless the Trustee for any loss, liability or expense incurred by it as Successor
Servicer which is not otherwise reimbursed hereunder, except to the extent such loss, liability or expense is due to its negligence or bad faith as Successor Servicer.

The obligations of the Servicer and the Trans-feror under this Section 11.5, Section 7.4 and Section










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
8.4 shall survive the termination of the Trust and the resignation or removal of the Trustee or the Servicer.

Section 11.6  Eligibility Requirements for Trustee.  The
Trustee hereunder shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, a rating as to its long-term unsecured debt obligations of at least Baa3 by Moody's and BBB- by Standard & Poor's and a rating as to its short-term deposits or long-term unsecured debt obligations that satisfies the rating requirement of any other Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series and subject to supervision or examination by Federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provi-sions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

Section 11.7   Resignation or Removal of Trustee.

(a)   The Trustee may at any time resign as
Trustee and be discharged from the trust hereby created by giving written notice thereof to the Transferor and the Servicer. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resig-nation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
11.6 hereof and shall fail to resign after written re-quest therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trust-ee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee and shall promptly pay all fees owed to the outgoing Trustee.

(c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the succes-sor trustee as provided in Section 11.8 hereof and pay-ment of all fees and expenses owed to the outgoing Trust-ee. Any such liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

Section 11.8  Successor Trustee.

(a) Any successor trustee appointed as provid-ed in Section 11.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor
Trustee shall become effective and such successor trust-ee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement, with like effect as if originally named as Trustee herein. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor trustee all documents held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appoint-ment as provided in this Section 11.8 unless at the time of such acceptance such successor trustee shall be eligi-ble under the provisions of Section 11.6 hereof and shall be an Eligible Servicer.

(c) Upon acceptance of appointment by a suc-cessor trustee as provided in this Section 11.8 hereof, such successor trustee shall mail notice of such succes-sion hereunder to each Rating Agency assigning a rating for any class of Investor Certificates of any then out-standing Series and all Certificateholders (other than Holders of Bearer Certificates) at their addresses as shown in the Certificate Register. Notice to Holders of Bearer Certificates shall be given by publication in the manner described in Section 13.5 of the Agreement.

Section 11.9  Merger or Consolidation of Trustee.
 Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consoli-dation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corpo-rate trust business of the Trustee, shall be the succes-sor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 11.10  Appointment of Co-Trustee or
Separate Trustee.

(a)   Notwithstanding any other provision of
this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any juris-diction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Per-sons to act as a co-trustee, or separate trustee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificatehold-ers, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8 hereof.

(b)   Every separate trustee and co-trustee
shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

  (i)   all rights, powers, duties
and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), ex-cept to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer here-under), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

  (ii)   no trustee hereunder shall
be personally liable by reason of any act or omission of any other trustee hereunder ap-pointed with due care; and

  (iii)   the Trustee may at any
time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effec-tively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI.
 Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

(d) Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 11.11  Tax Returns and Compliance.

(a) In the event the Trust shall be required to file tax returns, the Servicer shall prepare or cause to be prepared and is authorized hereunder to sign any tax returns required to be filed by the Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The
Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and Certificate Owners and shall deliver such information to the Paying Agent at least five days prior to the date it is required by law to be distributed to Certificateholders and Certificate Owners.
 In no event shall the Trustee, the Paying Agent or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, Federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith), except to the extent that such tax is imposed as a result of a violation by such Person of the provi-sions of this Agreement or any Supplement.

(b)  The Trustee and each Paying Agent shall
comply with all Federal withholding requirements respect-ing payments to Investor Certificateholders or persons receiving funds from the Trust that the Trustee reason-ably believes are applicable under the Code. In the event the Trustee or Paying Agent does withhold any amount from interest, principal, or other payments pursu-ant to Federal withholding requirements, the Trustee or Paying Agent shall indicate the amount withheld in writ-ing with any payment to the person otherwise entitled to such amount.

Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compen-sation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

Section 11.13 Suits for Enforcement. If a Servicer Default shall occur and be continuing, the Trustee, in its dis-cretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by such suit, action or proceeding in equity or at law or otherwise, whether for the specific perfor-mance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

Seciton 11.14  Rights of Certificateholders to Direct
Trustee.  Holders of Investor Certificates evidencing
Undivided Interests aggregating more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders of such Series not parties to such direction or to the rights of Certificateholders of other
Series; and provided further that nothing in this Agree-ment or any Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction.

Section 11.15  Representations and Warranties of Trustee.
The Trustee represents and warrants that:

  (i)   The Trustee is a corpora-
tion, organized, existing and in good standing under the laws of the United States;

  (ii)   The Trustee has full pow-
er, authority and right to execute, deliver and perform this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

  (iii)   This Agreement and any
Supplement has been duly executed and delivered by the Trustee, and assuming due execution and delivery by the other parties thereto consti-tutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms.

Section 11.16  Maintenance of Office or Agency.  If so
specified in any Supplement, the Trustee will maintain at its expense in the Borough of Manhattan, The City of New
York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The address of such office or agency will be specified in the related Supplement. The Trustee will give prompt written notice (or in the case of Holders of Bearer Certificates, notice by publication in the manner described in Section
13.5 of the Agreement) to the Servicer and to Certifi-cateholders of any change in the location of the Certifi-cate Register or any such office or agency, as applicable.


(END OF ARTICLE XI)

ARTICLE XII

TERMINATION

Section 12.1  Termination of Trust.

(a) The respective obligations and responsi-bilities of the Transferor, the Servicer, the Paying
Agent and the Trustee and their agents hereunder created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties de-scribed in Sections and subsections 2.4(c), 7.4, 8.4,
11.5 and 12.3(b), upon the earlier of (i) the latest
Stated Series Termination Date for all Series outstanding or (ii) August 14, 2096 (the "Final Termination Date").

(b) If on the Distribution Date in the month immediately preceding the month in which the Final Termi-nation Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certifi-cates to be made on such Distribution Date pursuant to
Article IV), the Invested Amount or any Enhancement
Invested Amount of any Series would be greater than zero, the Servicer shall sell on or prior to the succeeding
Distribution Date all of the Receivables in a commer-cially reasonable manner and on commercially reasonable terms which shall include the solicitation of competitive bids and shall consummate the sale with the highest bidder for the Receivables. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables.
 In addition, the Transferor or any Affiliate shall have the right to match any bid by a third Person and be granted the right to purchase the Receivables at such matched bid price. The proceeds of any such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article IV; provided, howev-er, that the Trustee shall determine conclusively the amount of such proceeds which are allocable to Finance
Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. Prior to such sale of Receivables, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of Article IV.

Section 12.2.  Optional Purchase; Final Termination Date of
Investor Certificates of any Series.

(a) If provided in any Supplement with respect to a Series on any Distribution Date the Transferor may, but shall not be obligated to, purchase any such Series of Investor Certificates by depositing into the Collec-tion Account, on the Distribution Date, an amount equal to the Invested Amount thereof plus interest accrued and unpaid thereon at the applicable Certificate Rate through the interest accrual period related to such Distribution
Date on which the purchase will be made; provided, howev-er that no such purchase of any Series of Investor Cer-tificates shall occur unless the Transferor shall deliver to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then out-standing Series an Opinion of Counsel reasonably accept-able to the Trustee that such purchase of any Series of Investor Certificates would not constitute a fraudulent conveyance of the Transferor. Nothing herein limits the right of the Transferor or any Affiliate to purchase
Investor Certificates on the open market and submit them to the Trustee for cancellation.

(b) The amount deposited pursuant to subsec-tion 12.2(a) of the Agreement shall be paid to the Inves-tor Certificateholders of the related Series pursuant to
Article IV on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Transferor pursuant to subsection
12.2(a) of the Agreement shall be delivered by the Trans-feror upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

(c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Stated Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount or any Enhancement Invested Amount of any Series of Certifi-cates is greater than zero on its Stated Series Termina-tion Date (after giving effect to all transfers, with-drawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds to all Certificateholders of such

Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables or interests in Receivables up to 110% of the Invested Amount and any Enhancement Invested
Amount of such Series at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of (A) the Transferor Percent-age, (B) the Aggregate Principal Receivables and (C) a fraction the numerator of which is the related Invested
Percentage with respect to Finance Charge Receivables and the denominator of which is the sum of all Invested
Percentages with respect to Finance Charge Receivables of all Series outstanding and (2) the Invested Amount and any Enhancement Invested Amount of such Series). The
Trustee shall conduct the sale of Receivables in a com-mercially reasonable manner and on commercially reason-able terms which shall include the solicitation of com-petitive bids and shall consummate the sale with the highest bidder for the Receivables. The Transferor or any of its Affiliates shall be permitted to bid for the Receivables. In addition, the Transferor or any Affili-ate shall have the right to match any bid by a third
Person and be granted the right to purchase the Receiv-ables at such matched bid price. Any proceeds of such sale in excess of the outstanding principal and interest due to Certificateholders of the applicable Series (which shall be paid to such Holders) shall be paid to the Holder of the Exchangeable Transferor Certificate, unless the applicable Supplement shall provide otherwise. Upon such Stated Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section
12.3 of the Agreement.

Section 12.3  Final Payment with Respect to any Series.

(a) Written notice of any termination, speci-fying the Distribution Date upon which the Investor
Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given
(subject to at least two Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor
Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or

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in the case of the Holders of Bearer Certificates by the
publication by the Trustee of a notice at least once in a newspaper of general circulation in Luxembourg (which newspaper shall be printed in the English language and customarily published on each business day in Luxembourg) and, so long as the Investor Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, in Luxembourg or the location required by such other stock exchange) specifying (a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to
Section 2.4 or subsection 12.2(a) of the Agreement) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor
Certificates at the office or offices therein designated, (which, in the case of Bearer Certificates, shall be outside the United States), (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accom-panied by an Officer's Certificate setting forth the information specified in the applicable Supplement cover-ing the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

(b)   Notwithstanding the termination of the
Trust pursuant to subsection 12.1(a) of the Agreement or the occurrence of the Stated Series Termination Date with respect to any Series pursuant to Section 12.2 of the Agreement, all funds then on deposit in the Collection
Account shall continue to be held in trust for the bene-fit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of such Series shall not surrender their Certificates for cancel-lation within six months after the date specified in the above-mentioned notice, the Trustee shall give a second written notice (or in the case of Bearer Certificates, publication notice) to the remaining Investor Certifi-cateholders of such Series upon receipt of the appropri-ate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appro-priate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificatehold-ers of such Series concerning surrender of their Certifi-cates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

(c) All Certificates surrendered for payment of the final distribution with respect to such Certifi-cates and cancellation shall be cancelled by the Transfer
Agent and Registrar and be disposed of in a manner satis-factory to the Trustee and the Transferor.

Section 12.4 Transferor's Termination Rights. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Exchangeable Transferor Certificate, the Trustee shall return to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all monies due or to become due with respect thereto, all proceeds thereof except for amounts held by the Paying Agent pursuant to subsection
12.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in itself all right, title and inter-est which the Trust had in the applicable Receivables and the Trustee shall be entitled to receive and rely conclu-sively upon an Opinion of Counsel as to its execution and delivery of such instruments being in compliance here-with.

(END OF ARTICLE XII)

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.1  Amendment.

(a) This Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Inves-tor Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be incon-sistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsis-tent with the provisions of this Agreement, including any matters arising under subsection 2.5(d) of the Agreement necessary to effect the conveyance contemplated thereun-der; provided, however, that such action shall not ad-versely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, this Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificate-holders, to add to or change any of the provisions of this Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer
Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is neces-sary to comply with the Bearer Rules. Prior to executing any amendment in accordance with this subsection 13.1(a), the Trustee shall receive and shall be permitted to rely upon an Opinion of Counsel to the effect that the condi-tions and requirements of this subsection 13.1(a) have been satisfied. The Transferor shall deliver prior writ-ten notice of any amendment pursuant to this subsection
13.1(a) to each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding
Series.



(b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Trans-feror and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provi-sions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying, in any manner the rights of the Holders of Investor Certifi-cates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, which Opinion of Counsel may rely as to any rated Series solely on the rating confirmation referred to in clause (iii) below (or 100% of the class of Certificateholders so affected shall have consented),
(ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause any outstanding Series to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association or a publicly traded partner-ship taxable as a corporation or otherwise have any material adverse impact on the Federal income tax charac-terization of any outstanding Series of Investor Certifi-cates or the Federal income taxation of any Investor
Certificateholder or any Certificate Owner and (iii) each Rating Agency assigning a rating for any class of Invest-or Certificates of any then outstanding Series shall con-firm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificate-holder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

(c) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Trans-feror and the Trustee with the consent of the Holders of

Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Cer-tificateholders of any Series then issued and outstand-ing; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the In-vested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor
Default Amount of such Series without the consent of each related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor
Certificateholder.  Any amendment pursuant to this sub-
section 13.1(c) shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

(d) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification (or in the case of Bearer Certificates, publication notice in the manner described in Section
13.5 of the Agreement) of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any related Enhancement Provider and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series.

(e) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such Certificateholders shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authoriza-tion of the execution thereof by Investor Certificate-holders shall be subject to such reasonable requirements as the Trustee may prescribe.

(f) Any Assignment or Reassignments regarding the addition to or removal of Receivables from the Trust respectively, as provided in Sections 2.6 and 2.7, re-spectively, of the Agreement executed in accordance with the provisions hereof shall not be considered amendments to this Agreement, including, without limitation, for the purpose of subsections 13.1(a), (b), (c) and (g) of the Agreement.

(g) Prior to the execution of any amendment to the Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel substantially in the form of Part Two of Exhibit G. The Trustee may, but shall not be obligated to enter into any such amendment which affects the Trustee's own rights, duties or immuni-ties under the Agreement or otherwise.

Section 13.2  Protection of Right, Title and Interest to
Trust.

(a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financ-ing statements, amendments and continuation statements and any other necessary documents covering the right, title and interest of the Trust in the property conveyed hereunder to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all prop-erty comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as pro-vided above, as soon as available following such record-ing, registration or filing. The Transferor shall coop-erate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

(b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement, amendment or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC as in effect in the Relevant
UCC State, the Transferor shall give the Trustee notice of any such change and shall file such financing state-ments, amendments or continuation statements as may be necessary to continue the perfection of the Trust's interest in the property conveyed hereunder.

(c) The Transferor and the Servicer will give the Trustee prompt written notice of any relocation of any office from which the Servicer services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previ-ously filed financing or continuation statement or of any new financing statement and shall file such financing statements, continuation statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof notwithstanding any relocation of any office from which the Servicer services Receivables or keeps records concerning the Receivables or of its principal executive office. The Servicer will at all times maintain each office from which it services Receivables, and the Trans-feror and the Servicer will at all times maintain their respective principal executive offices within the United
States of America.

(d) The Servicer will deliver to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series, on or before April 30 of each year, beginning with 1997 an Opinion of Counsel, dated as of a date within 90 days of such day, substantially in the form of Exhibit H.

Section 13.3  Limitation on Rights of Certificateholders.

(a)   The death or incapacity of any Investor
Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapaci-ty entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b) No Investor Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Investor Certificateholder be under any liabil-ity to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Investor Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given notice to the Trustee, and unless the Holders of Certifi-cates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding shall have made written re-quest upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabili-ties to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificate-holder and the Trustee, that no one or more Certificate-holders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provi-sions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the pro-tection and enforcement of the provisions of this Section
13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Each Certificate Owner by its acquisition of a Book Entry Certificate shall be deemed to have consented to the provisions of this Section 13.3.

Section 13.4  Governing Law.  This Agreement shall be
construed in accordance with the laws of the State of Colorado, including the UCC as in effect in the State of Colorado, without reference to its conflict of law provi-sions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 13.5  Notices.  All demands, notices and
communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile transmission to the telephone number designated by the





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
receiving party and confirmed by personal delivery or overnight delivery, to (a) in the case of the Transferor and the Servicer, to Nordstrom National Credit Bank,
13531 East Caley Avenue, Englewood, Colorado 80111,
Attention: Michael A. Karmil, telecopy number (303) 397-
4775, (b) in the case of the Trustee, to Norwest Bank
Colorado, National Association, 1740 Broadway, Denver,
Colorado 80274, Attention: Corporate Trust and Escrow
Services, telecopy number (303) 863-5645, (c) in the case of any Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series, and (d) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certifi-cateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Any notice required or permitted to be made to Holders of Bearer Certificates by publication shall be published in an Authorized Newspaper and, if the Certifi-cates of such Series are then listed on the Luxembourg
Stock Exchange and such stock exchange shall so require, in a newspaper of general circulation in Luxembourg
(which newspaper shall be printed in the English language and customarily published on each business day in Luxem-bourg) and, if the Certificates of such Series are listed on any other stock exchange and such stock exchange shall so require, in any other city required by such stock exchange outside the United States, or, if not practica-ble, elsewhere in Europe.

In case by reason of the suspension of publica-tion of any Authorized Newspaper or permitted newspaper with respect to Luxembourg or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Certificates as provided above, then such notification to Holders of Bearer Certificates as shall be given with approval of the Trustee shall consti-tute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publi-cation to Holders of Bearer Certificates as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Certificates as provided above.

Section 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificatehold-ers thereof.

Section 13.7 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section
7.2, 7.5, 8.2 and 8.5, this Agreement, including any Sup-plement, may not be assigned by the Transferor or the Servicer, as the case may be, without the prior consent of Holders of Investor Certificates evidencing Undivided
Interests aggregating more than 66-2/3% of the Aggregate
Invested Amount.

Section 13.8  Certificates Nonassessable and Fully Paid.
It is the intention of the parties to this Agreement that the Investor Certificateholders (and the Certificate
Owners) shall not be personally liable for obligations of the Trust, that the Undivided Interests represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatso-ever, and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 6.2 are and shall be deemed fully paid.

Section 13.9  Further Assurances.  The Transferor and the
Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instru-ments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement including, without limitation, the execution of any financing statements or continuation statements relating to the property of the Trust for filing under the provi-sions of the UCC of the Relevant UCC State.

Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Seciton 13.11  Counterparts.  This Agreement and any
Supplement may be executed in two or more counterparts
(and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 13.12 Third-Party Beneficiaries. This Agreement and any Supplement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the Certificate Owners and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder; provided, however, that if so specified in the applicable Supplement, an Enhancement
Provider may be deemed to be a third party beneficiary of this Agreement.

Seciton 13.13  Actions by Certificateholders.

(a) Wherever in this Agreement or any Supple-ment a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certifi-cateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder of any Series, unless such provision requires a specific per-centage of Investor Certificateholders of a certain
Series or all Series.

(b) Any request, demand, authorization, direc-tion, notice, consent, waiver or other act by a Certifi-cateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 13.14  Merger and Integration.  Except as
specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This
Agreement may not be modified, amended, waived or supple-mented except as provided herein.

Section 13.15  Headings.  The headings herein are for
purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 13.16  Certificates and Opinions of Counsel.

(a)   Any certificate delivered may be based,
insofar as it relates to legal matters, upon an Opinion of Counsel, unless the Person delivering such certificate knows, or in the exercise of reasonable care should know, that such opinion with respect to the matters upon which such certificate may be based as aforesaid is erroneous.
 Any Opinion of Counsel or certificate delivered hereunder may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Transferor, stating that the information with respect to such factual matters is in the possession of such Person, unless the Person delivering such certificate or such counsel knows, or in the exercise of reasonable care should know, that such certificate, opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel delivered hereunder may contain necessary exceptions and qualifications.

(b)   Any Opinion of Counsel or certificate
delivered hereunder may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such counsel or the Person delivering such certificate, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certifi-cate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, opinion or representations of any firm of independent public accoun-tants filed with the Trustee shall contain a statement that such firm is independent.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments hereunder, they may, but need not, be consolidated and form one instrument.



Section 13.17 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Transferor, the Servicer, the Trustee, the Transfer Agent and Registrar and each Paying Agent shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Trust.

    IN WITNESS WHEREOF, the Transferor, the
Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respec-tive officers as of the day and year first above written.


                          NORDSTROM NATIONAL CREDIT BANK,
                           as Transferor and Servicer


                        By:  /s/     John Walgamott
                            -----------------------
                            Name:   John Walgamott
                            Title:  President, CEO



                          NORWEST BANK COLORADO,
                            NATIONAL ASSOCIATION
                            as Trustee and Paying Agent


                        By:  /s/     A. Lenore Martinez
                            ---------------------------
                            Name:    A. Lenore Martinez
                           Title: Senior Vice President

                                             SCHEDULE 1



LIST OF ACCOUNTS

Delivered to Trustee only

EXHIBIT A
TO THE MASTER POOLING
AND SERVICING AGREEMENT


EXCHANGEABLE TRANSFEROR
CERTIFICATE


THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH SECTIONS 6.3, 6.9 AND 7.2 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

No. R-1    One Unit


NORDSTROM CREDIT CARD MASTER TRUST
EXCHANGEABLE TRANSFEROR CERTIFICATE


This Certificate represents an interest in the Nordstrom Credit Card Master Trust

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated or to be generated in a portfolio of designated VISA Card and MasterCard credit card accounts.

(Not an interest in or recourse obligation of Nordstrom National Credit Bank or any of its affiliates)

This certifies that Nordstrom National Credit Bank is the registered owner of an undivided interest in the Nordstrom Credit Card Master Trust (the "Trust") issued pursuant to the Master Pooling and Servicing Agreement, dated as of August 14, 1996 (the "Pooling and Servicing Agreement"; such term to include any Supplement thereto) by and among Nordstrom National Credit Bank, as Transferor (in such capacity, the "Transferor"), Nordstrom National Credit Bank, as Servicer (in such capacity, the "Servicer"), and Norwest Bank Colorado, National Association, as Trustee (the "Trustee"). The corpus of the Trust consists of all of the Transferor's right, title and interest in and to a portfolio of receivables now existing and hereafter created (the "Receivables") arising under certain credit card accounts from time to time owned by the Transferor and identified in the Pooling and Servicing Agreement (collectively, the "Accounts"), all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date, all proceeds of such Receivables, all monies as are from time to time deposited in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders. The Receivables consist of Receivables which arise generally from the purchase of merchandise and services, periodic finance charges, cash advances and cash advance fees, access checks, annual cardholder fees, credit insurance premiums, late fees, overlimit fees, return check fees and all other fees and charges, as more fully specified in the Pooling and Servicing Agreement, including Recoveries on Receivables in Defaulted Accounts.

Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement may be requested from the Trustee by writing to the Trustee at 1740 Broadway, Denver, Colorado 80274-8693, Attention: Corporate Trust and Escrow Services. To the extent not defined herein capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

This Certificate is the Exchangeable Transferor Certificate, which represents a fractional undivided interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the holder of the Exchangeable Transferor Certificate. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the holder hereof by virtue of the acceptance hereof assents and by which the holder hereof is bound.

This Exchangeable Transferor Certificate represents the Transferor Interest in the Receivables in the Trust at any time. In addition to the Exchangeable Transferor Certificate, Investor Certificates will be issued to investors pursuant to the Pooling and Servicing Agreement, which will represent the interests of Investor Certificateholders in the Trust. This Certificate shall not represent any interest in the Collection Account, the Excess Funding Account or any other account or any Enhancement except as specifically provided in the Pooling and Servicing Agreement.

The Transferor has entered into the Pooling and Servicing Agreement, and this Certificate is issued, with the intention that, for Federal, state and local income and franchise tax purposes, the Investor Certificates (other than those held by the Transferor) will qualify as indebtedness secured by the Receivables. The Transferor, by entering into the Pooling and Servicing Agreement and by the acceptance of the Exchangeable Transferor Certificate, agrees to treat the Investor Certificates (other than those held by the Transferor) for Federal, state and local income and franchise tax purposes as indebtedness.

Subject to certain conditions in the Pooling and Servicing Agreement, the obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon the earlier of (i) the day following the date on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Invested Amount and any Enhancement Invested Amount plus applicable Certificate Interest accrued through the last day of the interest accrual period preceding such Distribution Date in full on all Series of Investor Certificates and (ii) August 14, 2096.

Upon the termination of the Trust pursuant to Article XII of the Pooling and Servicing Agreement and the surrender of the Exchangeable Transferor Certificate, the Trustee shall return to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Paying Agent and all other Trust Property. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the applicable Receivables.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, Nordstrom National Credit Bank has caused this Exchangeable Transferor Certificate to be duly executed under its official seal.


                              NORDSTROM NATIONAL CREDIT BANK


                              By____________________________
                                     Authorized Signatory




TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is the Exchangeable Transferor Certificate referred to in the within-mentioned Pooling and Servicing Agreement.


Dated:         ,                    NORWEST BANK COLORADO,
                                    NATIONAL ASSOCIATION
                                      as Trustee



                                    By_____________________
                                       Authorized Signatory

EXHIBIT B
TO THE MASTER POOLING
AND SERVICING AGREEMENT

    FORM OF ASSIGNMENT OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS

(As required by Subsection 2.6(c)(ii) of the Master
Pooling and Servicing Agreement)


ASSIGNMENT No. __ OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS, dated as of _________, ____, from NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor"), to NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association (the "Trustee") pursuant to the Master Pooling and Servicing Agreement referred to below.


W I T N E S S E T H:


WHEREAS, Nordstrom National Credit Bank, as Transferor and as Servicer, and the Trustee are parties to the Master Pooling and Servicing Agreement, dated as of August 14, 1996, including any Supplement thereto (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"); and

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to designate Supplemental Accounts to be included as Accounts and to convey the Receivables of such Supplemental Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

"Addition Date" shall mean, with respect to the Supplemental Accounts designated hereby, ____________, ____.

"Addition Cut Off Date" shall mean, with respect to the Supplemental Accounts designated hereby, __________, ____.

"Supplemental Account Selection Date" shall mean, with respect to the Supplemental Accounts designated hereby, __________, ____.

  2. Designation of Supplemental Accounts. The Transferor shall deliver to the Trustee on or prior to the Addition Date, a computer file or microfiche list containing a true and complete list of all Accounts which as of the Addition Date shall be deemed to be Supplemental Accounts, identified by account number and by Receivable balance in such Supplemental Accounts as of the close of business on the Addition Cut Off Date. Such list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment and the Pooling and Servicing Agreement.

  3. Conveyance of Receivables. (a) The Transferor does hereby transfer, assign, set-over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, on and after the Addition Date, all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created in the Supplemental Accounts designated on
Schedule 1, all monies due or to become due with respect thereto on and after the Addition Cut Off Date and all amounts received with respect thereto, including all Recoveries related thereto, and all proceeds thereof.

    (b) In connection with such transfer, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created in the Supplemental Accounts designated on Schedule 1 (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts and general intangibles (if necessary) as defined in Section 9-106 of the UCC as in effect in the Relevant UCC State meeting the requirements of Relevant UCC State law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing, confirmed within 24 hours in writing) to the Trustee on or prior to the Addition Date.

    (c) In connection with such transfer, the Transferor further agrees, at its own expense, on or prior to the Addition Date, to indicate clearly and unambiguously in its computer files that Receivables created in connection with the Supplemental Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of Certificateholders.

  4. Acceptance by Trustee. Subject to the satisfaction of the conditions set forth in Section 6 of this Assignment, the Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest previously held by the Transferor in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders and any Enhancement Provider. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trustee the computer file or microfiche list described in Section 2 of this Assignment.

  5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Addition Date that:

    (a) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

    (b) Eligibility of Accounts. Each Supplemental Account designated hereby was, as of the Supplemental Account Selection Date, an Eligible Account.

    (c) Selection Procedures. No selection procedures believed by the Transferor to be materially adverse to the interests of any Series of Investor Certificates or any Enhancement Provider were utilized in selecting the Supplemental Accounts designated hereby from the available Eligible Accounts in the Transferor's portfolio of credit card accounts.

    (d) Insolvency. The Transferor is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

    (e) Security Interest. This Assignment constitutes either (i) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables now existing and hereafter created in Supplemental Accounts designated on Schedule 1 hereto, all monies due or to become due with respect thereto on and after the Addition Cut Off Date, Recoveries and all proceeds (as defined in the UCC as in effect in the Relevant UCC State) of such Receivables, and such Receivables and all proceeds thereof will be held by the Trust free and clear of any Lien of any Person except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the holder of the Exchangeable Transferor Certificate and (z) any right of the holder of the Exchangeable Transferor Certificate to receive interest accruing on, and investment earnings with respect to, the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of Certificateholders as provided in the Pooling and Servicing Agreement and any Supplement; or (ii) a grant of a security interest (as defined in the UCC as in effect in the Relevant UCC State) in such property to the Trustee on behalf of the Trust, which is enforceable with respect to the existing Receivables of the Supplemental Accounts designated on Schedule 1 hereto, and the proceeds thereof (to the extent set forth in Section 9-306 of the UCC as in effect in the Relevant UCC State) upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Supplemental Accounts designated on Schedule 1 hereto and the proceeds thereof to such extent, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of financing statements described in Section 3 of this Assignment with respect to the Supplemental Accounts designated hereby and in the case of the Receivables of such Supplemental Accounts thereafter created and the proceeds thereof upon such creation, the Trust shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent set forth in Section 9-306 of the UCC as in effect in the Relevant UCC State), except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement.

  6.  Conditions Precedent.  The acceptance of the Trustee set forth in
Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

    (a) Officer's Certificate. The Transferor shall have delivered to the Trustee an Officer's Certificate dated as of the Addition Date, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Supplemental Accounts and conveying the Receivables of such Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Transferor in Section 5 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

    (b) Opinion of Counsel. The Transferor shall have delivered to the Trustee and each Rating Agency assigning a rating for any class of Investor Certificates of any then outstanding Series an Opinion of Counsel with respect to the Receivables in the Supplemental Accounts designated hereby substantially in the form of Part One of Exhibit G to the Pooling and Servicing Agreement.

  7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

  8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Supplemental Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.



                              NORDSTROM NATIONAL CREDIT BANK
                                as Transferor of the
                                Supplemental Accounts


                              By____________________________
                                Name:
                                Title:


                              NORWEST BANK COLORADO,
                              NATIONAL ASSOCIATION
                                as Trustee and Paying Agent


                              By___________________________
                                Name:
                                Title:

      Schedule 1
      to Assignment of
      Receivables in
      Supplemental Accounts


      SUPPLEMENTAL ACCOUNTS

EXHIBIT C
TO THE MASTER POOLING
AND SERVICING AGREEMENT


FORM OF REASSIGNMENT OF RECEIVABLES

(As required by Section 2.7(b)(i) of the Master Pooling and Servicing Agreement)


REASSIGNMENT No. __ OF RECEIVABLES, dated as of _________, ____, between NORDSTROM NATIONAL CREDIT BANK, a national banking association, and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), pursuant to the Master Pooling and Servicing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Nordstrom National Credit Bank, as transferor (the "Transferor") and as servicer, and the Trustee are parties to the Master Pooling and Servicing Agreement, dated as of August 14, 1996, including any Supplement (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"); and

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to remove all Receivables from certain designated Accounts (the "Removed Accounts") and to cause the Trustee to quitclaim the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor (as each such term is defined in the Pooling and Servicing Agreement); and

WHEREAS, the Trustee is willing to accept such designation and to quitclaim the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

"Removal Date" shall mean, with respect to the Removed Accounts designated hereby, ____________, ____.

"Removal Notice Date" shall mean, with respect to the Removed Accounts designated hereby, _________, _____ (which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

  2. Designation of Removed Accounts. The Transferor shall deliver to the Trustee herewith, a computer file or microfiche list containing a true and complete list of each Account which as of the Removal Date shall be deemed to be a Removed Account, such Accounts being identified by account number and by the aggregate balance of the Receivables in such Removed Accounts as of the Removal Notice Date. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment and the Pooling and Servicing Agreement as of the Removal Date.

  3. Conveyance of Receivables. The Trustee does hereby quitclaim to the Transferor, without recourse or representation on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated on Schedule 1, all monies due or to become due and all amounts received with respect thereto, including all Recoveries related thereto, and all proceeds thereof.

    (a) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien. The Transferor shall be responsible for filing any such termination statement and the Trustee shall have no responsibility to see to any recording or filing of any such termination statement.

  4. Acceptance by Trustee. The Trustee hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, the Transferor delivered to the Trustee the computer file or microfiche list represented by the Transferor to be as described in Section 2 of this Reassignment.

  5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date:

    (a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

    (b) Selection Procedures. No selection procedures believed by such Transferor to be materially adverse to the interests of any outstanding Series of Investor Certificates or any Enhancement Provider were utilized in selecting the Removed Accounts designated hereby.

  6. Conditions Precedent. The amendment of the Pooling and Servicing Agreement set forth in Section 7 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

    (a) Officer's Certificate. The Transferor shall have delivered to the Trustee and the Rating Agencies an Officer's Certificate certifying that (i) on the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Transferor in Section 5 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

  7. Amendment of the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Pooling and Servicing Agreement.

  8. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


      NORDSTROM NATIONAL CREDIT BANK
        as Transferor



      By____________________________
        Name:
        Title:



      NORWEST BANK COLORADO,
      NATIONAL ASSOCIATION
        as Trustee and Paying Agent



      By___________________________
        Name:
        Title:

        Schedule 1
        to Reassignment
        of Receivables


REMOVED ACCOUNTS

EXHIBIT D
TO THE MASTER POOLING
AND SERVICING AGREEMENT


FORM OF SERIES CLOSING DATE REPORT


NORDSTROM NATIONAL CREDIT BANK

_______________________________________

NORDSTROM CREDIT CARD MASTER TRUST
_______________________________________


The undersigned, duly authorized representative of Nordstrom National Credit Bank, as Servicer (the "Servicer") pursuant to the Master Pooling and Servicing Agreement dated as of August 14, 1996, by and among Nordstrom National Credit Bank, as Transferor and as Servicer, and Norwest Bank Colorado, National Association, as trustee (the "Trustee"), does hereby certify to the best of his or her knowledge after reasonable investigation that:

  1. The Servicer is as of the date hereof the Servicer under the Pooling and Servicing Agreement. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this certificate to the Trustee.

  3. This certificate is delivered pursuant to Section 3.4(a) of the Pooling and Servicing Agreement.

  4.  The Aggregate Principal Receivables as of the end of the day two
Business Days preceding the Closing Date for Series ____ was $        .

  5. The Transferor Amount and the Excluded Receivables Balance as of the end of the day two Business Days preceding the Closing Date for Series ____ were $________ and $________, respectively, and the Transferor Percentage as of such date was ____%.

  6. The Transferor Percentage after giving effect to the issuance of the Investor Certificates of Series ____ is expected to be not less than __%.


IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the
Servicer, has duly executed this Certificate this     day of        ,     .


NORDSTROM NATIONAL CREDIT BANK
  as Servicer



      By:_____________________
          Name:
         Title:

EXHIBIT E
TO THE MASTER POOLING
AND SERVICING AGREEMENT



FORM OF MONTHLY SERVICER'S CERTIFICATE
NORDSTROM NATIONAL CREDIT BANK
_______________________________________
NORDSTROM CREDIT CARD MASTER TRUST ________________________________________


The undersigned, a duly authorized representative of Nordstrom National Credit Bank ("Nordstrom"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of August 14, 1996 (the "Pooling and Servicing Agreement"), between Nordstrom, as Transferor and Servicer, and Norwest Bank Colorado, National Association, as Trustee, does hereby certify as follows:

  1. Capitalized terms used in this Officer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. Nordstrom is as of the date hereof the Servicer under the Pooling and Servicing Agreement.

  3.  The undersigned is a Servicing Officer.

  4.  The aggregate amount of Collections processed for preceding Due Period
was equal to                               $ _____

  5.  The aggregate amount of Collections of Finance Charge Receivables for
the Due Period was equal to                $

  6.  The aggregate amount of Collections of Principal Receivables for
preceding Due Period was equal to          $ _____

  7. The Invested Percentage with respect to Collections of Principal Receivables on the last day of the preceding Due Period was equal to:
                 Series            %
                 Series            %
                 etc.

  8. The Invested Percentage with respect to Collections of Finance Charge Receivables on the last day of the preceding Due Period was equal to:
                 Series            %
                 Series            %
                 etc.

  9. The Invested Percentage with respect to Defaulted Receivables on the last day of the preceding Due Period was equal to:
                 Series            %
                 Series            %
                 etc.

  10. The total amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date is equal to:
                 Series           $
                 Series           $
                 etc.

  11. The amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date per $1,000 original principal amount is equal to:
                 Series          $
                 Series          $
                 etc.

  12.  The amount of such distribution allocable to principal is equal to:
                 Series         $
                 Series         $
                 etc.

  13. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:
                 Series        $
                 Series        $
                 etc.

  14.  The amount of such distribution allocable to interest is equal to:
                 Series        $
                 Series        $
                 etc.

  15. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:
                 Series       $
                 Series       $
                 etc.

  16. The aggregate outstanding balance of Accounts which were as of the last day of the immediately preceding Due Period delinquent:
                 30-59 days                         $ _____
                 60-89 days                         $ _____
                 90-119 days                        $ _____
                 120 or more days                   $ _____

  17.  The Investor Default Amount for the preceding Due Period is equal to:
                 Series      $
                 Series      $
                 etc.

  18. (a) The amount of Investor Charge-Offs with respect to next succeeding Distribution Date is equal to:
                 Series      $
                 Series      $
                 etc.

       (b) The amount of reimbursement of Investor Charge-Offs with respect to the next succeeding Distribution Date is equal to :
                 Series    $
                 Series    $
                 etc.

  19. The amount of the Investor Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to:
                 Series    $
                 Series    $
                 etc.

  20. The existing Deficit Controlled [Amortization] [Accumulation] Amount, if applicable, is equal to:
                 Series    $
                 Series    $
                 etc.

  21. The aggregate amount of Receivables in the Trust at the close of business on the last day of the preceding Due Period is equal to:
                 Series    $
                 Series   $
                 etc.

  22. The Invested Amount at the close of business on the last day of the preceding Due Period is equal to:
                 Series    $
                 Series    $
                 etc.

  23.  The available amount of any applicable Enhancement is equal to:
                 Series    $
                 Series    $
                 etc.

  24.  The Series Factor as of the end of the related Due Period is equal to:
                 Series    $
                 Series    $
                 etc.

  25.  Attached hereto is a true and correct copy of the Monthly
Certificateholder's Statement required to be delivered by the Servicer on the date of this Officer's Certificate to the Trustee in respect of each Series outstanding pursuant to the Pooling and Servicing Agreement and the Supplements thereto.

  26. As of the date hereof (no Early Amortization Event with respect to any Series has occurred during or with respect to the preceding Due Period) (an Early Amortization Event has occurred with respect to Series).

  27. As of the date hereof (i) Nordstrom's short-term certificate of deposit rating (if any) is ___ by Moody's and ___ by Standard & Poor's( , which in the case of (Moody's) (Standard & Poor's) is an implied rating) and (ii) Nordstrom Credit, Inc.'s commercial paper rating (if any) is ___ by Moody's and ___ by Standard & Poor's( , which in the case of (Moody's) (Standard & Poor's) is an implied rating).

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
certificate this     day of               ,     .


                                    NORDSTROM NATIONAL CREDIT BANK
                                      as Servicer



                                    By ______________________
                                          Servicing Officer

EXHIBIT F
TO THE MASTER POOLING
AND SERVICING AGREEMENT



FORM OF ANNUAL SERVICER'S CERTIFICATE

NORDSTROM NATIONAL CREDIT BANK

____________________________________

NORDSTROM CREDIT CARD MASTER TRUST
____________________________________

The undersigned, a duly authorized representative of Nordstrom National Credit Bank ("Nordstrom"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of August 14, 1996 (the "Pooling and Servicing Agreement"), between Nordstrom, as Transferor and Servicer, and Norwest Bank Colorado, National Association, as Trustee, does hereby certify that:

  1. Capitalized terms used in this Officer's Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. Nordstrom is as of the date hereof the Servicer under the Pooling and Servicing Agreement.

  3. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Officer's Certificate to the Trustee.

  4. This certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

  5.  A review of the activities of the Servicer during the calendar year
ended December 31,      and of its performance under the Pooling and Servicing
Agreement was made under my supervision.

  6. Based on such review, to the best of the undersigned's knowledge, the Servicer has fully performed all its obligations under the Pooling and

Servicing Agreement throughout such calendar year and no event which, with the giving of notice or passage of time or both, would constitute a Servicer Default has occurred or is continuing except as set forth in paragraph 7 below.

  7. The following is a description of each Servicer Default under the provisions of the Pooling and Servicing Agreement known to me to have been made during the calendar year ended December 31, ____, which sets forth in detail the (i) nature of each such Servicer Default, (ii) the action taken by the Servicer, if any, to remedy each such Servicer Default and (iii) the current status of each such Servicer Default:


IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Servicer, has duly executed this Certificate this ___ day of __________, ____.


                                       By:________________________
                                          Name:
                                          Title:

EXHIBIT G
TO THE MASTER POOLING
AND SERVICING AGREEMENT



PART ONE

PROVISIONS TO BE INCLUDED IN
OPINION OF COUNSEL TO BE
DELIVERED PURSUANT TO
SUBSECTION 2.6(c)(vi) OF THE
POOLING AND SERVICING AGREEMENT

The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of the Transferor's counsel with respect to similar matters delivered on the Initial Closing Date. Such counsel may rely as to factual matters on certificates of officers of the Transferor and the Servicer.

(i) The Assignment has been duly authorized, executed and delivered by the Transferor and constitutes the valid and legally binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and the rights of creditors of national banking associations and to general equity principles.

(ii) The provisions of the Pooling and Servicing Agreement are effective to create, in favor of the Trustee for the benefit of the Holders of the Certificates, a valid security interest in the Receivables and the proceeds thereof. Such security interest constitutes a first priority perfected security interest in such Receivables and the proceeds thereof. No other security interest of any creditor of the Transferor is equal or prior to the security interest of the Trustee in such Receivables.

(iii) No filing or other action, other than the filing of a Uniform Commercial Code financing statement in the recording offices in the Relevant UCC State is necessary to perfect or maintain the security interest in the

Receivables and the proceeds thereof, except that (a) appropriate Uniform Commercial Code continuation statements must be filed within the period of six months prior to the expiration of five years from the date of the original filing, (b) if the Transferor changes its name, identity or corporate structure, appropriate Uniform Commercial Code financing statements must be filed prior to the expiration of four months after the Transferor changes its name, identity or corporate structure and (c) if the Transferor changes its chief executive office or principal place of business to a jurisdiction other than the State of Delaware, such security interest must be perfected in such jurisdiction within four months of the date on which the change occurs (or earlier, if perfection under the laws of such jurisdiction would have otherwise ceased as set forth in clause (a) above).


PART TWO

PROVISIONS TO BE INCLUDED IN
OPINION OF COUNSEL PURSUANT
   TO SUBSECTION 13.1(g)


The counsel rendering this opinion may rely on certificates of officers of the Servicer as regards factual matters.

(i) The Amendment to the Pooling and Servicing Agreement, attached hereto as Exhibit A (the "Amendment"), has been duly authorized, executed and delivered by the Transferor and constitutes the valid and legally binding agreement of the Transferor, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and the rights of creditors of national banking associations and to general equity principles.

(ii) The Amendment has been entered into in accordance with the terms and provisions of Section 13.1 of the Pooling and Servicing Agreement.

((iii) The Amendment will not materially and adversely affect the interests of the Investor Certificateholders.)

EXHIBIT H
TO THE MASTER POOLING
AND SERVICING AGREEMENT



PROVISIONS TO BE INCLUDED
IN ANNUAL OPINION OF COUNSEL

The opinion set forth below, which is to be delivered pursuant to subsection 13.2(d)(iii) of the Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Initial Closing Date with respect to similar matters .

No filing or other action, other than such filing or action described in such
opinion, is necessary from the date of such opinion through          1 of the
following year to continue the perfected status of the interest of the Trust in the collateral described in the financing statements referred to in such opinion.

EXHIBIT I
TO THE MASTER POOLING
AND SERVICING AGREEMENT



ACCOUNT AGREEMENTS

ENHANCE YOUR
ENJOYMENT OF NORDSTROM

The perfect fit is something you look for in both clothes and customer service. And nobody knows the value of a perfect fit better than a Nordstrom customer. Which is why you'll be delighted with a Nordstrom Visa card.

Your Nordstrom Visa card keeps everything you love about shopping with us at your fingertips.

  Advance notice of sales. You'll receive advance notice of major Nordstrom sales, plus our holiday catalog.

  Personal Touch. Our fashion experts can update your wardrobe, plan a special outfit or find the perfect gift. Call ahead, and your selections will be waiting when you arrive.

  Beauty Hotline. Just a toll-free phone call puts you in touch with one of our cosmetics and fragrance consultants.

  Nordstrom, The Catalog. Shop with your card from the convenience of your home and office.


THE BEST SHOPPING OF ALL

Only one card combines the worldwide convenience of Visa with the special recognition and rewards of shopping at Nordstrom.

We invite you to apply for Nordstrom Visa card in any of our stores. Within minutes a sales associate or customer service representative can process you application. We look forward to sending you a Visa card that is designed to fit you, our Nordstrom customer.

NNCB VISA CREDIT APPLICATION

Tell us about yourself
you must be 18 or older and have a bankcard reference to apply

Name:  First                               Middle
Last

Street Address:                            City
State             Zip

If less than one year at current address previous address


Home Phone (   )                 Business Phone (   )                Employer

Employer Address               City                State                Zip
Position

How long at current employer_________Annual Income________
Name of nearest Relative       Relative's Home Phone (   )

Driver's License or State ID Number/State of Issue
Date of Birth          Social Security Number       Mother's Maiden Name

Would you like a Personal Identification Number issued with you card?

Yes     No

Do you want to add an authorized purchaser to you account?

Name                  Relationship

Do you have a Nordstrom Account?  Yes     No  Nordstrom Account Number, if known

Tell us about your co-applicant
If you are married, you may apply for a individual account, please complete the following and have the co-applicant sign below.

Name:  First                     Middle                         Last
Relation to Applicant

Employer                            Employer Address                 City
State                         Zip                 Business Phon

Position/Length of Employment                   Annual Income
Social Security                       Date of Birth
Mother's Maiden Name


Please sign below

Applicant's Signature                                              Date

Co-Applicant's Signature                                        Date

Schedule B

SAMPLE OFFICIAL STATEMENT LANGUAGE
DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
(Prepared by DTC - bracketed material may be applicable only to certain issues)

1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully registered Security certificate will be issued for (each issue of) the Securities, (each) in the aggregate principal amount of such issue, and will be deposited with DTC. (If, however, the aggregate principal amount of (any) issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.)

2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act to 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American
Stock Exchange, Inc., and the National Association of Securities Dealers,
Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation form DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interest in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC had no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

(6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.)

7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Ominbus Proxy to Issuer as soon as possible after the record date. The Ominbus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

8. Principal an interest payments on the Securities will be make to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless
DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Trustee, or Issuer, subject to any statutory or regulatory responsibility of Issuer or Trustee, disbursement of such payment to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

(9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee (or Tender/ Remarketing Agent), and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee (or Tender/Remarketing Agent).
The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to trustee (or Tender/Remarketing Agent's) DTC account.

10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

EXHIBIT J
TO THE MASTER POOLING
AND SERVICING AGREEMENT



FORM OF DEPOSITORY AGREEMENT (LETTER OF REPRESENTATIONS)















































                                     J-1